UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

John Hedrick, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6047
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2017

Date of reporting period:  October 31, 2017

Item 1. Reports to Stockholders.

Weiss Alternative Balanced Risk Fund

Class K – weikx
Investor Class – weizx

Annual Report

October 31, 2017

WEISS ALTERNATIVE BALANCED RISK FUND

Dear Shareholders:

The Weiss Alternative Balanced Risk Fund (the “Fund”) was launched on December 1, 2015 in response to investors search for a lower cost, more liquid, transparent investment vehicle that seeks to provide returns with moderate volatility and reduced correlation to the overall performance of bond and equity markets. The Fund utilizes a dynamic, risk-weighted asset allocation in an effort to create a balanced solution, optimized for a variety of market climates. The Fund invests in three diversified asset classes, including an allocation to the Weiss Multi-Strategy portfolio; there are investments in long-only debt securities and long-only equity securities.

I.	Mutual Fund Performance Review

a.	Quarterly and Annual Performance Review, including portfolio attribution

•
For the full fiscal year 2017, the Weiss Alternative Balanced Risk Fund (“Weiss ABR”) finished in solid positive territory, up 4.97% on a total return basis. Furthermore, the Fund generated these appealing returns on a low risk profile, as measured by the 252-day historical annualized standard deviation of 3.42%. The result is a compelling information ratio (e.g., risk adjusted return ratio) of 1.45x. In contrast, the benchmark Bloomberg Barclays US Aggregate Bond Index finished the same fiscal year 2017 period up only 0.90% and doing so with a very similar risk profile of 3.12% as measured by the same 252-day historical annualized volatility. The result is an information ratio of .29x which is significantly less than half of the Weiss Alternative Balanced Risk Fund. The difference is the result of two factors: 1) the low correlation between the three asset class components (equity, fixed income, and alpha) in Weiss ABR provides more effective diversification and thus offers the opportunity to harvest low volatility; and 2) the strong persistence of equity asset class returns and outperformance in our market neutral alpha offset the meager positive gains offered by fixed income.

•
The Weiss Alternative Balanced Risk Fund increased +1.46% in its fiscal fourth quarter, ending October 2017. The Fund’s strong showing again benefited from positive performance in each of the three components and led by the alpha and equity asset classes. The benchmark Bloomberg Barclays US Aggregate Bond Index increased a modest 0.47% over the same timeframe. The Morningstar Multi-alternative category was up 1.65% for the same quarterly timeframe, ending October 31st.

•
As mentioned above, the Fund benefited by the positive correlation of returns in the equity and alpha components, both up just over +4% and +2% for the quarter, respectively. While this cumulative outperformance from each component is generally not expected, it provided a strong boost to quarterly returns.

•
The fixed income component increased +0.57% in the fourth quarter, with all of the outperformance accrued during the month of August, led by longer dated Treasury securities. Unfortunately, weakness in both medium term and long term Treasury securities in September tempered more substantive gains.

•
In welcome fashion, the equity component significantly outperformed during the fourth quarter, skyrocketing +4.12% return. Gains were prolific across the cap spectrum and observed consecutively during each of the months in the quarter. Of noteworthy contribution was mid cap securities leading all buckets in the equity component and finishing up very strongly.

•	Alpha has had an exceptional year, offering both diversified returns, low volatility and providing a significant stabilizing effect to the overall Fund. It increased +2.27% for the quarter.

WEISS ALTERNATIVE BALANCED RISK FUND

b.	Portfolio composition and other analysis

•
In the fourth fiscal year quarter of 2017, the Fund’s exposure to the bond component averaged approximately 48.1%, down modestly from 49.8% in the third quarter. The equity component averaged approximately 26.3% in the fourth quarter, up from 24.6% and largely the result of continued reduced volatility in financial markets. The alpha component averaged approximately 25.6%, unchanged from last quarter.

•
Overall portfolio risk for the Fund was 3.4% through the fourth quarter of 2017 (Source: Bloomberg, 252-day trailing volatility, annualized). The contribution to the Fund’s overall portfolio risk for the fixed income, equity, and alpha components was 38.8%, 39.1% and 22.1%, respectively.

c.	Market and economic outlook

•
2017 has been a year of surprises. Going into the year, there were consensus expectations of higher interest rates and a strong US dollar on the back of higher growth from lower taxes and regulation. Instead, the theme for this year was about a weaker dollar and stubbornly low long term yields despite stronger growth, a more aggressive Fed then was expected and the passage of tax reform. All of these surprises did not disrupt the bull market in risk assets as the SPX total return index was up 12 months in a row for the first time since 1959 and credit remaining strong despite rising short term yields. However, if there is one story exiting 2017 which stands out as the most important it is the lack of volatility or correction seen in the market. The volatility index (VIX), made it lowest monthly close in history at the end of September. The largest correction in the SPX during the year was less than 4%.  At a factor level, growth outperformed value throughout the year.

•
Coming out of 2017, the movements of the year are likely to make market participants somewhat complacent going into 2018.  When long periods pass without a market cleansing event, it can be expected that whenever we do get the next correction, it will likely be more violent due to the lack of liquidity that continues to be a forgotten story. In this case, we view 2017 as being the year of the rise of the autonomous portfolios and optimized portfolios and for 2018, it is likely that we will see our first test of these market ecosystem change. We are looking for increased volatility at the index level in 2018 with more opportunities for liquidity providing to offset dispersion. We also expect the low interest rate environment to remain in place driven by continued demographic pressure and exponential innovation keeping inflation in check. Any correction in risk assets, would be an opportunity to put any cash to work that has been built up during this explosive move higher in 2017.  Better entry points will likely come in 2018.

Sincerely,

/s/ Weiss Portfolio Managers

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk.

Standard Deviation is a measure of the dispersion of a set of data from its mean.

WEISS ALTERNATIVE BALANCED RISK FUND

Correlation is a statistical measure of the degree to which the movements of two variables (stock/option/convertible prices or returns) are related.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Chicago Board Options Exchange Volatility Index (“VIX”) reflects a market estimate of future volatility, based on the weighted average of the implied volatilities for a wide range of strikes.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad base index, maintained by Barclays Capital, and is often used to represent investment grade bonds being traded in United States.

Morningstar Multi-alternative Category – the category funds will use a combination of alternative strategies such as taking long and short positions in equity and debt, trading futures, or using convertible arbitrage, among others. Funds in this category have a majority of their assets exposed to alternative strategies and include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes.

One cannot invest directly in an index.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the Fund, and money borrowed will be subject to interest costs. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investing in ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Must be preceded or accompanied by a prospectus.

The Weiss Alternative Balanced Risk Fund is distributed by Quasar Distributors, LLC.

WEISS ALTERNATIVE BALANCED RISK FUND

Value of $2,000,000 Investment (Unaudited)

The chart assumes an initial investment of $2,000,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of October 31, 2017

	One Year	Since Inception(1)
Class K	4.97%	4.68%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	0.90%	2.70%

(1)	December 1, 2015.
(2)
The Bloomberg Barclays U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities.  The Index includes multiple types of government and corporate-issued bonds, some of which are asset-backed.  The securities that compromised the Bloomberg Barclays U.S. Aggregate Bond Index may differ substantially from the securities in the Fund’s portfolio.  It is not possible to directly invest in an index.

WEISS ALTERNATIVE BALANCED RISK FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of October 31, 2017

Since Inception(1)
Investor Class	4.50%
Bloomberg Barclays U.S. Aggregate Bond Index(2)	2.31%

(1)	February 28, 2017.
(2)
The Bloomberg Barclays U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed rate, taxable bond market of SEC-registered securities.  The Index includes multiple types of government and corporate-issued bonds, some of which are asset-backed.  The securities that compromised the Bloomberg Barclays U.S. Aggregate Bond Index may differ substantially from the securities in the Fund’s portfolio.  It is not possible to directly invest in an index.

WEISS ALTERNATIVE BALANCED RISK FUND

Expense Example (Unaudited)
October 31, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder servicing fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

ACTUAL EXPENSES
For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the  expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.  The expenses shown in the example are meant to highlight ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the Hypothetical Example for Comparison Purposes is useful in comparing ongoing costs only, and will not help to determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, shareholder costs would have been higher.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(5/1/2017)	(10/31/2017)	(5/1/2017 to 10/31/2017)
Class K
Actual(2)(3)	$1,000.00	$1,038.80	$16.55
Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,008.97	$16.31

Investor Class
Actual(2)(3)	$1,000.00	$1,037.80	$19.42
Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,006.15	$19.11

(1)
Expenses are equal to the Fund’s annualized net expense ratio for the period May 1, 2017 through October 31, 2017, of 3.22% and 3.78% for Class K and Investor Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 to reflect the six-month period.

(2)	Based on the actual returns for the period from May 1, 2017 through October 31, 2017, of 3.88% and 3.78% for Class K and Investor Class, respectively.
(3)	Excluding dividends on short positions and borrowing expense, your actual cost of investing in Class K and Investor Class would be $8.17 and $10.02, respectively.
(4)	Excluding dividends on short positions and borrowing expense, your hypothetical cost of investing in Class K and Investor Class would be $8.08 and $9.91, respectively.

WEISS ALTERNATIVE BALANCED RISK FUND

Allocation of Portfolio (Unaudited)
October 31, 2017

LONG INVESTMENTS(1)(2)

(1)
Data expressed as a percentage of long common stocks, long exchange traded funds, long preferred stocks, long closed-end funds, purchased options, long swap contracts and long futures contracts as of October 31, 2017. Data expressed excludes securities sold short, written options, short swap contracts and other assets in excess of liabilities. Please refer to the Schedule of Investments, Schedule of Options Written, Schedule of Swap Contracts and Schedule of Open Futures Contracts for more details on the Fund’s individual holdings.

(2)	The value of options, swaps and futures contracts are expressed as notional and not market value.

WEISS ALTERNATIVE BALANCED RISK FUND

Allocation of Portfolio (Unaudited)
October 31, 2017

SHORT INVESTMENTS(3)(4)

(3)
Data expressed as a percentage of short common stocks, short exchange traded funds, written options, and short swap contracts as of October 31, 2017. Data expressed excludes long investments, long swap contracts, long futures contracts and other assets in excess of liabilities. Please refer to the Schedule of Investments, Schedule of Options Written, Schedule of Swap Contracts and Schedule of Open Futures Contracts for more details on the Fund’s individual holdings.

(4)	The value of options and swaps contracts are expressed as notional and not market value.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments
October 31, 2017

	Shares	Value
LONG COMMON STOCKS – 49.03%

Aerospace & Defense – 0.55%
Arconic, Inc.	679	$17,056
The Boeing Company	189	48,758
Bombardier, Inc., Class B (a)(b)	5,234	11,076
CAE, Inc. (b)	1,164	20,626
L3 Technologies, Inc.	534	99,954
		197,470
Air Freight & Logistics – 0.19%
Atlas Air Worldwide Holdings, Inc. (a)	267	16,381
Echo Global Logistics, Inc. (a)	156	3,752
Expeditors International of Washington, Inc.	320	18,682
FedEx Corporation	40	9,032
Hub Group, Inc., Class A (a)	194	8,400
United Parcel Service, Inc., Class B	48	5,641
XPO Logistics, Inc. (a)	97	6,727
		68,615
Airlines – 0.71%
Alaska Air Group, Inc.	902	59,559
American Airlines Group, Inc.	68	3,184
Controladora Vuela Cia de Aviacion SAB de CV – ADR (a)	267	2,732
Delta Air Lines, Inc.	432	21,613
JetBlue Airways Corporation (a)	776	14,860
Spirit Airlines, Inc. (a)	1,091	40,465
United Continental Holdings, Inc. (a)	1,935	113,159
		255,572
Auto Components – 0.08%
American Axle & Manufacturing Holdings, Inc. (a)	960	17,079
Magna International, Inc. (b)	235	12,819
		29,898
Automobiles – 0.08%
Daimler AG, Reg (b)	344	28,719

Banks – 0.55%
Bank of America Corporation	1,241	33,991
BankUnited, Inc.	1,940	67,609
Chemical Financial Corporation	57	3,003
Merchants Bancorp (a)	408	7,001
Signature Bank (a)	485	63,055
TCF Financial Corporation	1,366	24,889
		199,548

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Beverages – 0.11%
Brown-Forman Corporation, Class B	131	$7,470
Cott Corporation (b)	485	7,275
PepsiCo, Inc.	241	26,565
		41,310
Biotechnology – 1.89%
ACADIA Pharmaceuticals, Inc. (a)	228	7,941
Adaptimmune Therapeutics plc – ADR (a)	1,004	7,881
Aduro Biotech, Inc. (a)	46	366
Advaxis, Inc. (a)	273	928
Agenus, Inc. (a)	819	2,998
Agios Pharmaceuticals, Inc. (a)	91	5,849
Aldeyra Therapeutics, Inc. (a)	668	4,208
Argenx SE – ADR (a)	191	4,378
Array BioPharma, Inc. (a)	1,621	16,939
Axovant Sciences Ltd. (a)(b)	47	246
BioMarin Pharmaceutical, Inc. (a)	758	62,224
Catalyst Pharmaceuticals, Inc. (a)	194	555
Celgene Corporation (a)	97	9,794
Clementia Pharmaceuticals, Inc. (a)(b)	1,828	29,285
Clovis Oncology, Inc. (a)	282	21,254
Curis, Inc. (a)	1,138	1,798
Cytokinetics, Inc. (a)	679	9,268
Deciphera Pharmaceuticals, Inc. (a)	800	15,352
Dynavax Technologies Corporation (a)	145	3,190
Enanta Pharmaceuticals, Inc. (a)	144	7,153
Exelixis, Inc. (a)	586	14,527
FibroGen, Inc. (a)	912	50,935
Five Prime Therapeutics, Inc. (a)	141	6,325
Geron Corporation (a)	182	410
Gilead Sciences, Inc.	145	10,869
Global Blood Therapeutics, Inc. (a)	46	1,831
Immunomedics, Inc. (a)	960	10,291
Incyte Corporation (a)	319	36,127
Insmed, Inc. (a)	597	16,125
Insys Therapeutics, Inc. (a)	314	1,617
Ironwood Pharmaceuticals, Inc. (a)	1,002	15,411
Keryx Biopharmaceuticals, Inc. (a)	583	3,778
Loxo Oncology, Inc. (a)	137	11,804
Mersana Therapeutics, Inc. (a)	48	780
Neurocrine Biosciences, Inc. (a)	329	20,434

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Biotechnology – 1.89% (Continued)
Portola Pharmaceuticals, Inc. (a)	93	$4,595
Probiodrug AG (a)(b)	89	1,408
Prothena Corporation plc (a)(b)	91	5,283
Rigel Pharmaceuticals, Inc. (a)	2,880	10,800
Sangamo Therapeutics, Inc. (a)	470	5,828
Sarepta Therapeutics, Inc. (a)	1,067	52,614
Seattle Genetics, Inc. (a)	48	2,943
Shire plc – ADR	359	52,999
Syros Pharmaceuticals, Inc. (a)	322	5,538
TESARO, Inc. (a)	423	48,971
TG Therapeutics, Inc. (a)	46	375
UniQure NV (a)(b)	97	1,445
Vanda Pharmaceuticals, Inc. (a)	501	7,866
Vertex Pharmaceuticals, Inc. (a)	484	70,775
		684,311
Building Products – 0.17%
Allegion plc (b)	78	6,505
Owens Corning	657	54,327
		60,832
Capital Markets – 1.10%
The Charles Schwab Corporation	878	39,370
CI Financial Corporation (b)	940	20,897
The Goldman Sachs Group, Inc.	242	58,680
Intercontinental Exchange, Inc.	2,134	141,057
Northern Trust Corporation	970	90,714
OM Asset Management plc (b)	970	14,822
S&P Global, Inc.	194	30,355
WisdomTree Investments, Inc.	243	2,695
		398,590
Chemicals – 0.28%
Axalta Coating Systems Ltd. (a)(b)	97	3,225
DowDuPont, Inc.	360	26,032
GCP Applied Technologies, Inc. (a)	72	2,106
International Flavors & Fragrances, Inc.	25	3,685
Orion Engineered Carbons SA (b)	935	22,113
RPM International, Inc.	97	5,173
The Sherwin-Williams Company	80	31,612
W.R. Grace and Company	80	6,119
		100,065

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Communications Equipment – 0.97%
Ciena Corporation (a)	2,380	$50,623
CommScope Holding Company, Inc. (a)	489	15,716
Extreme Networks, Inc. (a)	1,746	20,952
Finisar Corporation (a)	336	7,909
Infinera Corporation (a)	2,762	23,118
Lumentum Holdings, Inc. (a)	337	21,282
Oclaro, Inc. (a)	1,940	16,044
Palo Alto Networks, Inc. (a)	968	142,490
Radware Ltd. (a)(b)	1,316	23,083
ViaSat, Inc. (a)	455	29,620
		350,837
Construction & Engineering – 0.04%
Dycom Industries, Inc. (a)	146	12,823

Construction Materials – 0.21%
Cemex SAB de CV – ADR (a)	1,822	14,776
Eagle Materials, Inc.	396	41,806
Vulcan Materials Company	148	18,019
		74,601
Containers & Packaging – 0.05%
WestRock Company	310	19,012

Diversified Consumer Services – 0.25%
Service Corporation International	2,588	91,770

Diversified Financial Services – 0.11%
CF Corporation, Class A (a)(b)	3,512	38,281

Diversified Telecommunication Services – 0.13%
CenturyLink, Inc.	2,427	46,089

Electric Utilities – 3.36%
American Electrical Power Company, Inc.	2,174	161,767
Edison International	2,230	178,288
Emera, Inc. (b)	566	21,322
Exelon Corporation	4,717	189,671
FirstEnergy Corporation	5,065	166,892
Great Plains Energy, Inc.	1,761	57,814
PPL Corporation	4,260	160,006
The Southern Company	5,356	279,583
		1,215,343

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Electrical Equipment – 0.12%
Hubbell, Inc.	82	$10,317
Rockwell Automation, Inc.	152	30,525
Siemens Gamesa Renewable Energy SA (b)	294	4,263
		45,105
Electronic Equipment, Instruments & Components – 0.12%
Coherent, Inc. (a)	73	19,178
II-VI, Inc. (a)	533	24,091
		43,269
Energy Equipment & Services – 0.28%
Baker Hughes a GE Company	693	21,781
C&J Energy Services, Inc. (a)	460	13,105
Halliburton Company	1,358	58,041
Patterson-UTI Energy, Inc.	500	9,890
		102,817
Food & Staples Retailing – 0.25%
Casey’s General Stores, Inc.	602	68,971
US Foods Holding Corporation (a)	582	15,877
Wal-Mart Stores, Inc.	78	6,810
		91,658
Food Products – 0.97%
Bunge Ltd. (b)	383	26,343
Calavo Growers, Inc.	534	39,356
Conagra Brands, Inc.	913	31,188
The Hain Celestial Group, Inc. (a)	1,707	61,486
Hormel Foods Corporation	515	16,047
The JM Smucker Company	87	9,226
The Kraft Heinz Company	97	7,501
Mondelez International, Inc., Class A	427	17,691
Pilgrim’s Pride Corporation (a)	708	22,500
Pinnacle Foods, Inc.	1,711	93,113
Tyson Foods, Inc., Class A	384	27,997
		352,448
Gas Utilities – 0.14%
WGL Holdings, Inc.	608	52,106

Health Care Equipment & Supplies – 0.79%
Abbott Laboratories	384	20,824
ABIOMED, Inc. (a)	296	57,104
AtriCure, Inc. (a)	244	5,231
Boston Scientific Corporation (a)	340	9,568

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Health Care Equipment & Supplies – 0.79% (Continued)
Cardiovascular Systems, Inc. (a)	291	$7,004
DexCom, Inc. (a)	611	27,477
Edwards Lifesciences Corporation (a)	369	37,723
Endologix, Inc. (a)	240	1,272
GenMark Diagnostics, Inc. (a)	910	6,780
IDEXX Laboratories, Inc. (a)	46	7,644
iRhythm Technologies, Inc. (a)	182	9,273
K2M Group Holdings, Inc. (a)	992	19,532
Nevro Corporation (a)	410	35,908
NuVasive, Inc. (a)	329	18,664
Quidel Corporation (a)	96	3,931
STAAR Surgical Company (a)	130	1,723
Tactile Systems Technology, Inc. (a)	286	8,205
Tandem Diabetes Care, Inc. (a)	19	47
Wright Medical Group NV (a)(b)	291	7,627
		285,537
Health Care Providers & Services – 0.24%
Acadia Healthcare Company, Inc. (a)	291	9,126
Aetna, Inc.	146	24,824
Diplomat Pharmacy, Inc. (a)	455	9,578
Humana, Inc.	146	37,281
Patterson Companies, Inc.	109	4,033
Universal Health Services, Inc., Class B	29	2,978
		87,820
Hotels, Restaurants & Leisure – 3.49%
Boyd Gaming Corporation	1,482	43,319
Caesars Entertainment Corporation (a)	5,755	74,527
Carnival Corporation (b)	2,992	198,639
Carrols Restaurant Group, Inc. (a)	4,707	52,954
The Cheesecake Factory, Inc.	825	36,910
Darden Restaurants, Inc.	1,788	147,099
Eldorado Resorts, Inc. (a)	2,951	75,841
Hilton Worldwide Holdings, Inc.	1,660	119,985
ILG, Inc.	288	8,545
International Game Technology plc (b)	1,891	44,438
Jack in the Box, Inc.	309	31,985
Las Vegas Sands Corporation	78	4,944
Marriott International, Inc., Class A	195	23,299
McDonald’s Corporation	585	97,642
Penn National Gaming, Inc. (a)	493	12,862
Planet Fitness, Inc., Class A	2,004	53,386

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Hotels, Restaurants & Leisure – 3.49% (Continued)
Restaurant Brands International, Inc. (b)	2,776	$179,302
Texas Roadhouse, Inc.	474	23,705
Wingstop, Inc.	978	33,125
		1,262,507
Household Durables – 0.24%
Mohawk Industries, Inc. (a)	78	20,417
Toll Brothers, Inc.	300	13,812
TRI Pointe Group, Inc. (a)	2,034	35,981
William Lyon Homes, Class A (a)	626	17,372
		87,582
Household Products – 0.17%
Colgate-Palmolive Company	741	52,203
The Procter & Gamble Company	97	8,375
		60,578
Independent Power and Renewable Electricity Producers – 0.51%
The AES Corporation	4,539	48,250
Calpine Corporation (a)	2,732	40,816
Dynegy, Inc. (a)	1,213	15,102
NRG Energy, Inc.	2,486	62,150
Vistra Energy Corporation	992	19,284
		185,602
Industrial Conglomerates – 0.09%
General Electric Company	728	14,677
Honeywell International, Inc.	128	18,452
		33,129
Insurance – 1.10%
Aspen Insurance Holdings Ltd. (b)	1,552	66,581
Athene Holding Ltd., Class A (a)(b)	2,820	147,007
Brown & Brown, Inc.	485	24,172
Old Republic International Corporation	2,425	49,203
The Progressive Corporation	970	47,191
Validus Holdings Ltd. (b)	1,212	63,121
		397,275
Internet & Direct Marketing Retail – 0.31%
Amazon.com, Inc. (a)	55	60,791
Groupon, Inc. (a)	3,365	16,051
Netflix, Inc. (a)	180	35,357
		112,199

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Internet Software & Services – 0.95%
Akamai Technologies, Inc. (a)	97	$5,068
Alibaba Group Holding Ltd. – ADR (a)	49	9,060
ComScore, Inc. (a)	4,882	145,825
Cornerstone OnDemand, Inc. (a)	1,145	43,922
eBay, Inc. (a)	728	27,402
Facebook, Inc., Class A (a)	29	5,222
IAC/InterActiveCorp (a)	192	24,778
Mimecast Ltd. (a)(b)	624	19,837
New Relic, Inc. (a)	288	14,783
Nutanix, Inc., Class A (a)	679	19,351
Okta, Inc. (a)	436	12,609
The Trade Desk, Inc., Class A (a)	262	17,271
		345,128
IT Services – 0.66%
Acxiom Corporation (a)	1,455	36,608
Cognizant Technology Solutions Corporation, Class A	631	47,748
Conduent, Inc. (a)	1,440	22,291
CSRA, Inc.	582	18,618
DXC Technology Company	727	66,535
Fidelity National Information Services, Inc.	514	47,679
		239,479
Leisure Products – 0.50%
American Outdoor Brands Corporation (a)	3,291	47,160
Brunswick Corporation	193	9,776
Callaway Golf Company	8,241	118,918
Hasbro, Inc.	29	2,685
Old PSG Wind-Down Ltd. (a)(b)	2,127	989
		179,528
Life Sciences Tools & Services – 0.08%
Accelerate Diagnostics, Inc. (a)	46	913
Agilent Technologies, Inc.	273	18,572
Fluidigm Corporation (a)	683	3,961
NanoString Technologies, Inc. (a)	336	3,347
Pacific Biosciences of California, Inc. (a)	970	4,103
		30,896
Machinery – 0.91%
Caterpillar, Inc.	354	48,073
Dover Corporation	327	31,225
Fortive Corporation	157	11,345

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Machinery – 0.91% (Continued)
Kennametal, Inc.	141	$6,155
PACCAR, Inc.	291	20,873
Parker-Hannifin Corporation	243	44,374
Stanley Black & Decker, Inc.	743	120,032
Trinity Industries, Inc.	488	15,870
Wabash National Corporation	141	3,172
Wabtec Corporation	372	28,458
		329,577
Marine – 0.01%
Diana Shipping, Inc. (a)(b)	773	3,123

Media – 0.26%
Charter Communications, Inc., Class A (a)	20	6,683
Comcast Corporation, Class A	1,940	69,898
Nexstar Media Group, Inc., Class A	291	18,566
		95,147
Metals & Mining – 0.04%
Ramaco Resources, Inc. (a)	129	756
Teck Resources Ltd., Class B (b)	529	10,813
Warrior Met Coal, Inc.	97	2,524
		14,093
Multiline Retail – 0.71%
Dollar General Corporation	1,368	110,589
Dollar Tree, Inc. (a)	1,625	148,281
		258,870
Multi-Utilities – 1.59%
Dominion Resources, Inc.	2,614	212,100
DTE Energy Company	1,866	206,118
E.ON SE (b)	1,180	13,977
NiSource, Inc.	960	25,315
Public Service Enterprise Group, Inc.	1,764	86,789
SCANA Corporation	728	31,406
		575,705
Oil, Gas & Consumable Fuels – 7.27%
Abraxas Petroleum Corporation (a)	2,500	5,325
Anadarko Petroleum Corporation	842	41,570
Ardmore Shipping Corporation (a)(b)	1,091	9,055
Cabot Oil & Gas Corporation	4,158	115,177
Cheniere Energy, Inc. (a)	1,096	51,227

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Oil, Gas & Consumable Fuels – 7.27% (Continued)
Cimarex Energy Company	1,337	$156,335
CONSOL Energy, Inc. (a)	146	2,355
Continental Resources, Inc. (a)	3,003	122,252
Devon Energy Corporation	792	29,225
Diamondback Energy, Inc. (a)	937	100,409
Encana Corporation (b)	9,415	110,155
Energy Transfer Equity LP	5,757	102,187
Energy Transfer Partners LP	4,792	83,429
Enterprise Products Partners LP	6,757	165,547
EOG Resources, Inc.	1,109	110,756
Extraction Oil & Gas, Inc. (a)	3,880	61,886
Golar LNG Ltd. (b)	2,685	56,734
Gulfport Energy Corporation (a)	5,760	78,912
Halcon Resources Corporation (a)	7,899	51,975
Hess Midstream Partners LP	2,189	43,474
Kinder Morgan, Inc.	103	1,865
Magellan Midstream Partners LP	1,500	103,065
Matador Resources Company (a)	3,694	98,076
Navigator Holdings Ltd. (a)(b)	139	1,411
Noble Energy, Inc.	1,150	32,051
ONEOK, Inc.	1,900	103,113
Parsley Energy, Inc., Class A (a)	909	24,179
PDC Energy, Inc. (a)	1,377	70,131
Plains All American Pipeline LP	298	5,951
RSP Permian, Inc. (a)	3,452	118,783
Scorpio Tankers, Inc. (b)	6,188	22,029
SM Energy Company	2,910	62,070
Southwestern Energy Company (a)	857	4,756
SRC Energy, Inc. (a)	2,813	26,836
Targa Resources Corporation	422	17,513
Western Gas Partners LP	2,763	132,320
The Williams Companies. Inc.	5,560	158,460
Williams Partners LP	1,000	37,040
WPX Energy, Inc. (a)	10,049	113,353
		2,630,987
Personal Products – 0.14%
Coty, Inc., Class A	1,715	26,411
Edgewell Personal Care Company (a)	128	8,311
The Estee Lauder Companies, Inc., Class A	133	14,871
		49,593

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Pharmaceuticals – 0.42%
Achaogen, Inc. (a)	301	$3,829
Aerie Pharmaceuticals, Inc. (a)	384	23,712
Alimera Sciences, Inc. (a)	728	895
Aratana Therapeutics, Inc. (a)	628	3,598
AstraZeneca plc – ADR	1,125	38,813
Bristol Myers-Squibb Company	288	17,758
Intra-Cellular Therapies, Inc. (a)	814	12,690
Merck & Company, Inc.	273	15,040
MyoKardia, Inc. (a)	204	7,844
Newron Pharmaceuticals SpA (a)(b)	743	10,352
Novartis AG – ADR	68	5,615
Paratek Pharmaceuticals, Inc. (a)	320	6,848
Prestige Brands Holdings, Inc. (a)	78	3,658
		150,652
Professional Services – 0.16%
ManpowerGroup, Inc.	284	35,011
Verisk Analytics, Inc. (a)	292	24,835
		59,846
Real Estate Investment Trusts (REITs) – 10.08%
American Homes 4 Rent, Class A	15,840	337,075
AvalonBay Communities, Inc.	1,260	228,476
Boston Properties, Inc.	3,880	470,178
Columbia Property Trust, Inc.	6,512	143,785
Empire State Realty Trust, Inc.	1,840	36,892
Equity Commonwealth (a)	1,920	57,696
Equity Residential	936	62,955
Federal Realty Investment Trust	243	29,286
First Industrial Realty Trust, Inc.	5,335	164,745
HCP, Inc.	10,810	279,330
Highwoods Properties, Inc.	3,880	198,074
Hudson Pacific Properties, Inc.	10,080	340,906
Liberty Property Trust	7,956	341,153
Mack-Cali Realty Corporation	357	8,129
Paramount Group, Inc.	1,928	30,694
Prologis, Inc.	3,218	207,819
Realty Income Corporation	896	48,088
Retail Properties of America, Inc.	2,160	26,395
Rexford Industrial Realty, Inc.	918	27,256
SL Green Realty Corporation	485	46,405
Starwood Waypoint Homes	7,275	264,155

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Real Estate Investment Trusts (REITs) – 10.08% (Continued)
Sun Communities, Inc.	1,676	$151,276
Weingarten Realty Investors	4,850	147,683
		3,648,451
Road & Rail – 0.92%
Celadon Group, Inc.	4,915	36,125
CSX Corporation	388	19,567
Genesee & Wyoming, Inc., Class A (a)	395	28,353
Heartland Express, Inc.	259	5,525
J.B. Hunt Transport Services, Inc.	663	70,537
Knight-Swift Transportation Holdings, Inc. (a)	340	14,093
Landstar System, Inc.	39	3,851
Old Dominion Freight Line, Inc.	191	23,136
Ryder System, Inc.	1,067	86,512
TFI International, Inc. (b)	1,419	34,251
Union Pacific Corporation	97	11,232
		333,182
Semiconductors & Semiconductor Equipment – 0.52%
Advanced Micro Devices, Inc. (a)	1,411	15,500
Analog Devices, Inc.	244	22,277
Applied Materials, Inc.	1,208	68,167
Broadcom Ltd. (b)	48	12,668
Intel Corporation	242	11,009
Micron Technology, Inc. (a)	288	12,761
Silicon Motion Technology Corporation – ADR	970	46,967
		189,349
Software – 1.12%
Adobe Systems, Inc. (a)	97	16,991
Barracuda Networks, Inc. (a)	1,600	37,296
Citrix Systems, Inc. (a)	155	12,805
CommVault Systems, Inc. (a)	1,600	83,280
CyberArk Software Ltd. (a)(b)	144	6,101
Imperva, Inc. (a)	855	36,508
Microsoft Corporation	193	16,054
Oracle Corporation	1,925	97,982
RingCentral, Inc., Class A (a)	480	20,232
Salesforce.com, Inc. (a)	188	19,240
VMware, Inc., Class A (a)	336	40,216
Zynga, Inc., Class A (a)	4,553	17,757
		404,462

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Specialty Retail – 1.43%
Advance Auto Parts, Inc.	292	$23,868
AutoZone, Inc. (a)	87	51,286
Burlington Stores, Inc. (a)	871	81,778
CarMax, Inc. (a)	1,395	104,765
The Children’s Place, Inc.	20	2,176
Conn’s, Inc. (a)	242	7,442
Lowe’s Companies, Inc.	2,600	207,870
Tiffany & Company	116	10,860
Williams-Sonoma, Inc.	544	28,070
		518,115
Technology Hardware, Storage & Peripherals – 0.63%
Apple, Inc.	407	68,799
Hewlett Packard Enterprise Company	1,455	20,254
NCR Corporation (a)	2,668	85,616
Pure Storage, Inc., Class A (a)	1,223	20,094
Seagate Technology plc (b)	291	10,758
Western Digital Corporation	242	21,604
		227,125
Textiles, Apparel & Luxury Goods – 0.66%
Adidas AG (b)	220	48,968
Canada Goose Holdings, Inc. (a)(b)	1,265	27,172
Carter’s, Inc.	39	3,772
Lululemon Athletica, Inc. (a)	678	41,704
Oxford Industries, Inc.	88	5,685
PVH Corporation	870	110,325
		237,626
Trading Companies & Distributors – 0.32%
Air Lease Corporation	970	42,146
Beacon Roofing Supply, Inc. (a)	683	37,845
BMC Stock Holdings, Inc. (a)	437	9,374
United Rentals, Inc. (a)	194	27,447
		116,812
Total Long Common Stocks
(Cost $17,469,525)		17,751,064

LONG EXCHANGE TRADED FUNDS – 44.78%
Guggenheim S&P 500 Equal Weight ETF (c)	34,206	3,303,615
Health Care Select Sector SPDR Fund	79	6,408
iPATH S&P 500 VIX Short-Term Futures ETN (a)	25	847
iShares 7-10 Year Treasury Bond ETF (c)	39,613	4,205,316

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
LONG EXCHANGE TRADED FUNDS – 44.78% (Continued)
iShares iBoxx $ High Yield Corporate Bond ETF (c)	47,041	$4,161,717
iShares iBoxx $ Investment Grade Corporate Bond ETF (c)	34,775	4,212,644
iShares MSCI China ETF	334	21,810
iShares Russell 2000 ETF	116	17,314
iShares U.S. Home Construction ETF	1,432	56,937
PowerShares DB U.S. Dollar Index Bullish Fund (a)	1,406	34,560
PowerShares QQQ Trust Series 1	231	35,147
SPDR S&P 500 ETF Trust	243	62,487
SPDR S&P MidCap 400 ETF Trust	173	57,716
SPDR S&P Retail ETF	134	5,292
VelocityShares 3x Long Natural Gas ETN (a)	485	4,137
WisdomTree Japan Hedged Equity Fund	355	20,615
Total Long Exchange Traded Funds		16,206,562
(Cost $16,074,718)

LONG PREFERRED STOCKS – 0.06%
Henkel AG & Company KGaA (b)	154	21,624
Total Long Preferred Stocks
(Cost $21,215)		21,624

CLOSED-END FUNDS – 0.03%
Altaba, Inc. (a)	146	10,238
Total Closed-End Funds
(Cost $9,848)		10,238

PURCHASED OPTIONS – 0.36%	Contracts (d)	Notional

Purchased Call Options (a) – 0.21%
Acadia Healthcare Company, Inc.
Expiration: December 2017, Exercise Price: $35.00	1	$3,136	47
Acxiom Corporation
Expiration: February 2018, Exercise Price: $25.00	3	7,548	570
Alaska Air Group, Inc.
Expiration: December 2017, Exercise Price: $70.00	2	13,206	225
American Airlines Group, Inc.
Expiration: November 2017, Exercise Price: $55.00	2	9,364	3
Aspen Insurance Holdings Ltd.
Expiration: March 2018, Exercise Price: $45.00	24	102,960	3,900
AptarGroup, Inc.
Expiration: November 2017, Exercise Price: $95.00	3	26,121	112

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Contracts (d)	Notional	Value
Purchased Call Options (a) – 0.21% (Continued)
Bunge Ltd.
Expiration: April 2018, Exercise Price: $77.50	8	$55,024	$1,640
Expiration: April 2018, Exercise Price: $80.00	9	61,902	1,440
Burlington Stores, Inc.
Expiration: December 2017, Exercise Price: $93.00	8	75,112	3,284
CAE, Inc.
Expiration: December 2017, Exercise Price: CAD 23.00	2	CAD 4,572	70
Carnival Corporation
Expiration: December 2017, Exercise Price: $68.50	12	79,668	1,165
Celadon Group, Inc.
Expiration: December 2017, Exercise Price: $7.50	4	2,940	410
Expiration: March 2018, Exercise Price: $7.50	21	15,435	3,412
Cemex SAB de CV
Expiration: December 2017, Exercise Price: $9.00	19	15,409	123
CommVault Systems, Inc.
Expiration: November 2017, Exercise Price: $60.00	5	26,025	50
Cornerstone OnDemand, Inc.
Expiration: November 2017, Exercise Price: $40.00	5	19,180	750
Crestwood Equity Partners LP
Expiration: December 2017, Exercise Price: $25.00	20	50,000	1,000
Dick’s Sporting Goods, Inc.
Expiration: December 2017, Exercise Price: $42.00	2	4,894	5
DISH Network Corporation, Class A
Expiration: January 2018, Exercise Price: $52.50	2	9,708	465
Dollar Tree, Inc.
Expiration: December 2017, Exercise Price: $90.00	6	54,750	2,670
Expiration: December 2017, Exercise Price: $91.00	22	200,750	8,778
Domino’s Pizza, Inc.
Expiration: November 2017, Exercise Price: $192.50	8	154,000	706
Dunkin’ Brands Group, Inc.
Expiration: November 2017, Exercise Price: $60.00	5	29,535	537
Dynegy, Inc.
Expiration: December 2017, Exercise Price: $10.00	19	23,655	4,797
Edgewell Personal Care Company
Expiration: November 2017, Exercise Price: $75.00	1	6,493	15
Expiration: November 2017, Exercise Price: $80.00	3	19,479	45
Etsy, Inc.
Expiration: November 2017, Exercise Price: $17.50	5	8,350	312
Express, Inc.
Expiration: January 2018, Exercise Price: $7.00	16	10,832	1,080

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Contracts (d)	Notional	Value
Purchased Call Options (a) – 0.21% (Continued)
Express Scripts Holding Company
Expiration: November 2017, Exercise Price: $62.50	7	$42,903	$644
Golar LNG Ltd.
Expiration: January 2018, Exercise Price: $22.50	16	33,808	2,280
The Goldman Sachs Group, Inc.
Expiration: December 2017, Exercise Price: $250.00	10	242,480	3,575
Financial Select Sector SPDR Fund
Expiration: December 2017, Exercise Price: $27.00	96	255,360	3,696
Groupon, Inc.
Expiration: November 2017, Exercise Price: $4.50	29	13,833	1,769
The Hartford Financial Services Group, Inc.
Expiration: December 2017, Exercise Price: $55.00	31	170,655	3,797
ILG, Inc.
Expiration: December 2017, Exercise Price: $30.00	3	8,901	347
iShares MSCI Spain Capped ETF
Expiration: November 2017, Exercise Price: $33.00	1	3,384	102
Jack in the Box, Inc.
Expiration: November 2017, Exercise Price: $95.00	2	20,702	1,880
Expiration: November 2017, Exercise Price: $100.00	1	10,351	440
Expiration: November 2017, Exercise Price: $120.00	8	82,808	60
Expiration: December 2017, Exercise Price: $110.00	1	10,351	233
Expiration: December 2017, Exercise Price: $112.50	3	31,053	543
Kimberly-Clark Corporation
Expiration: November 2017, Exercise Price: $120.00	5	56,255	88
The Kraft Heinz Company
Expiration: November 2017, Exercise Price: $85.00	2	15,466	10
L3 Technologies, Inc.
Expiration: December 2017, Exercise Price: $200.00	1	18,718	65
Mattel, Inc.
Expiration: January 2018, Exercise Price: $15.00	18	25,416	1,440
Navigator Holdings Ltd.
Expiration: November 2017, Exercise Price: $12.50	5	5,075	63
Nielsen Holdings plc
Expiration: November 2017, Exercise Price: $42.00	7	25,949	18
Penn National Gaming, Inc.
Expiration: November 2017, Exercise Price: $22.00	4	10,436	1,720
Expiration: December 2017, Exercise Price: $25.00	9	23,481	1,598
Pinnacle Foods, Inc.
Expiration: December 2017, Exercise Price: $60.00	10	54,420	425
Expiration: December 2017, Exercise Price: $62.50	4	21,768	80

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Contracts (d)	Notional	Value
Purchased Call Options (a) – 0.21% (Continued)
Plains All American Pipeline LP
Expiration: November 2017, Exercise Price: $20.00	17	$33,949	$1,190
Expiration: November 2017, Exercise Price: $21.00	19	37,943	570
Expiration: November 2017, Exercise Price: $23.00	22	43,934	110
Sonic Corporation
Expiration: November 2017, Exercise Price: $27.50	2	5,080	10
Starbucks Corporation
Expiration: November 2017, Exercise Price: $56.50	14	76,776	882
TripAdvisor, Inc.
Expiration: November 2017, Exercise Price: $46.00	3	11,250	120
Triumph Group, Inc.
Expiration: December 2017, Exercise Price: $35.00	5	15,525	413
Validus Holdings Ltd.
Expiration: November 2017, Exercise Price: $50.00	7	36,456	1,680
VF Corporation
Expiration: November 2017, Exercise Price: $67.50	1	6,965	265
Walgreens Boots Alliance, Inc.
Expiration: November 2017, Exercise Price: $70.00	1	6,627	43
WisdomTree Investments, Inc.
Expiration: December 2017, Exercise Price: $11.00	117	129,753	6,435
Expiration: January 2018, Exercise Price: $13.00	38	42,142	665
Total Purchased Call Options			74,867

Purchased Put Options (a) – 0.15%
AerCap Holdings NV
Expiration: November 2017, Exercise Price: $47.50	6	28,500	90
Allegheny Technologies, Inc.
Expiration: November 2017, Exercise Price: $20.00	5	10,000	12
Bristol-Myers Squibb Company
Expiration: November 2017, Exercise Price: $57.50	1	5,750	12
Expiration: November 2017, Exercise Price: $60.00	1	6,000	45
Buffalo Wild Wings, Inc.
Expiration: November 2017, Exercise Price: $115.00	1	11,500	195
Bunge Ltd.
Expiration: November 2017, Exercise Price: $67.50	4	27,000	680
CBOE Global Markets, Inc.
Expiration: November 2017, Exercise Price: $110.00	15	165,000	1,350
Expiration: December 2017, Exercise Price: $100.00	24	240,000	720

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Contracts (d)	Notional	Value
Purchased Put Options (a) – 0.15% (Continued)
CBOE S&P 500 Index
Expiration: November 2017, Exercise Price: $2300.00	3	$690,000	$195
Expiration: December 2017, Exercise Price: $2500.00	4	1,000,000	5,440
Expiration: December 2017, Exercise Price: $2300.00	13	2,990,000	5,980
The Cheesecake Factory, Inc.
Expiration: December 2017, Exercise Price: $40.00	3	12,000	180
The Clorox Company
Expiration: November 2017, Exercise Price: $125.00	3	37,500	577
Coty, Inc.
Expiration: November 2017, Exercise Price: $15.00	1	1,500	6
Expiration: November 2017, Exercise Price: $14.50	9	13,050	365
Expiration: November 2017, Exercise Price: $15.00	8	12,000	496
Dave & Buster’s Entertainment, Inc.
Expiration: November 2017, Exercise Price: $45.00	2	9,000	50
Domino’s Pizza, Inc.
Expiration: November 2017, Exercise Price: $180.00	5	90,000	1,138
Expiration: November 2017, Exercise Price: $185.00	4	74,000	1,780
Dunkin’ Brands Group, Inc.
Expiration: November 2017, Exercise Price: $57.50	5	28,750	387
Financial Select Sector SPDR Fund
Expiration: November 2017, Exercise Price: $24.00	94	225,600	282
Golar LNG Ltd.
Expiration: November 2017, Exercise Price: $17.50	9	15,750	90
The Hain Celestial Group, Inc.
Expiration: November 2017, Exercise Price: $36.00	9	32,400	1,440
iShares 20+ Year Treasury Bond ETF
Expiration: November 2017, Exercise Price: $118.00	215	2,537,000	645
iShares MSCI Spain Capped ETF
Expiration: November 2017, Exercise Price: $32.00	5	16,000	38
iShares Russell 2000 ETF
Expiration: November 2017, Exercise Price: $135.00	9	121,500	108
Expiration: November 2017, Exercise Price: $148.00	33	488,400	4,224
Expiration: December 2017, Exercise Price: $134.00	5	67,000	177
Expiration: December 2017, Exercise Price: $145.00	20	290,000	2,910
Expiration: December 2017, Exercise Price: $146.00	21	306,600	3,560
iShares U.S. Real Estate ETF
Expiration: January 2018, Exercise Price: $77.00	10	77,000	960
JPMorgan Alerian MLP Index ETN
Expiration: November 2017, Exercise Price: $26.00	60	156,000	150
Expiration: November 2017, Exercise Price: $26.50	68	180,200	340
Expiration: November 2017, Exercise Price: $27.00	109	294,300	1,907

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Contracts (d)	Notional	Value
Purchased Put Options (a) – 0.15% (Continued)
Moody’s Corporation
Expiration: November 2017, Exercise Price: $140.00	10	$140,000	$2,140
Nordic American Tankers Ltd.
Expiration: November 2017, Exercise Price: $5.00	18	9,000	1,125
ONEOK, Inc.
Expiration: November 2017, Exercise Price: $52.50	10	52,500	375
Open Text Corporation
Expiration: November 2017, Exercise Price: $35.00	2	7,000	190
PayPal Holdings, Inc.
Expiration: November 2017, Exercise Price: $60.00	28	168,000	84
Expiration: November 2017, Exercise Price: $65.00	5	32,500	40
Expiration: November 2017, Exercise Price: $67.50	10	67,500	165
Expiration: November 2017, Exercise Price: $70.00	34	238,000	1,598
PowerShares QQQ Trust Series 1
Expiration: November 2017, Exercise Price: $133.00	12	159,600	48
Expiration: November 2017, Exercise Price: $147.00	4	58,800	190
Expiration: December 2017, Exercise Price: $142.00	25	355,000	1,675
Sally Beauty Holdings, Inc.
Expiration: November 2017, Exercise Price: $17.50	24	42,000	2,220
SemGroup Corporation
Expiration: November 2017, Exercise Price: $25.00	10	25,000	700
Sonic Corporation
Expiration: November 2017, Exercise Price: $25.75	11	28,325	1,052
Expiration: December 2017, Exercise Price: $25.75	4	10,300	504
SPDR S&P 500 ETF Trust
Expiration: November 2017, Exercise Price: $255.00	11	280,500	253
Targa Resources Corporation
Expiration: November 2017, Exercise Price: $41.00	20	82,000	2,050
Travelport Worldwide Ltd.
Expiration: November 2017, Exercise Price: $15.00	6	9,000	165
Utilities Select Sector SPDR Fund
Expiration: November 2017, Exercise Price: $54.50	19	103,550	608
VF Corporation
Expiration: November 2017, Exercise Price: $65.00	1	6,500	13
Visa, Inc., Class A
Expiration: November 2017, Exercise Price: $100.00	19	190,000	181
Expiration: November 2017, Exercise Price: $108.00	24	259,200	2,028
The Wendy’s Company
Expiration: November 2017, Exercise Price: $14.75	17	25,075	559
Western Gas Partners LP
Expiration: November 2017, Exercise Price: $45.00	30	135,000	1,125

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Contracts (d)	Notional	Value
Purchased Put Options (a) – 0.15% (Continued)
Wingstop, Inc.
Expiration: November 2017, Exercise Price: $31.50	4	$12,600	$260
Total Purchased Put Options			55,877
Total Purchased Options (Cost $222,854)			130,744
Total Long Investments
(Cost $33,798,160) – 94.26%			34,120,232

SECURITIES SOLD SHORT (e) – (44.33)%	Shares

SHORT COMMON STOCKS – (37.24)%

Aerospace & Defense – (0.17)%
Engility Holdings, Inc.	(388)	(13,064)
Lockheed Martin Corporation	(116)	(35,746)
Northrop Grumman Corporation	(49)	(14,481)
		(63,291)
Air Freight & Logistics – (0.08)%
FedEx Corporation	(33)	(7,452)
Hub Group, Inc., Class A	(146)	(6,322)
XPO Logistics, Inc.	(242)	(16,782)
		(30,556)
Airlines – (0.02)%
American Airlines Group, Inc.	(194)	(9,083)

Auto Components – (0.16)%
Autoliv, Inc. – SDR	(388)	(48,446)
Visteon Corporation	(64)	(8,066)
		(56,512)
Automobiles – (0.10)%
General Motors Company	(243)	(10,444)
Thor Industries, Inc.	(178)	(24,247)
		(34,691)
Banks – (0.85)%
M&T Bank Corporation	(727)	(121,242)
People’s United Financial, Inc.	(1,455)	(27,150)
Royal Bank of Canada (b)	(1,455)	(113,763)
Wells Fargo & Company	(242)	(13,586)
Wintrust Financial Corporation	(388)	(31,541)
		(307,282)

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Beverages – (0.15)%
Carlsberg A/S, Class B (b)	(320)	$(36,557)
Dr Pepper Snapple Group, Inc.	(194)	(16,618)
		(53,175)
Biotechnology – (0.57)%
AbbVie, Inc.	(752)	(67,868)
Alnylam Pharmaceuticals, Inc.	(43)	(5,239)
Amgen, Inc.	(320)	(56,070)
Blueprint Medicines Corporation	(144)	(9,565)
Galapagos NV – ADR	(48)	(4,679)
Intercept Pharmaceuticals, Inc.	(34)	(2,096)
Intrexon Corporation	(178)	(2,910)
Ovid Therapeutics, Inc.	(91)	(590)
Regeneron Pharmaceuticals, Inc.	(77)	(31,002)
Sage Therapeutics, Inc.	(47)	(2,974)
Spark Therapeutics, Inc.	(240)	(19,416)
Ultragenyx Pharmaceutical, Inc.	(91)	(4,194)
		(206,603)
Building Products – (0.50)%
American Woodmark Corporation	(32)	(3,091)
Armstrong Flooring, Inc.	(292)	(4,322)
Armstrong World Industries, Inc.	(243)	(12,417)
Continental Building Products, Inc.	(350)	(9,345)
JELD-WEN Holding, Inc.	(161)	(5,938)
Johnson Controls International plc (b)	(295)	(12,210)
Lennox International, Inc.	(57)	(10,894)
Masco Corporation	(3,107)	(123,721)
		(181,938)
Capital Markets – (0.73)%
BlackRock, Inc.	(146)	(68,741)
CBOE Global Markets, Inc.	(824)	(93,162)
Invesco Ltd. (b)	(970)	(34,716)
Moody’s Corporation	(485)	(69,069)
		(265,688)
Chemicals – (0.12)%
PPG Industries, Inc.	(363)	(42,195)

Commercial Services & Supplies – (0.09)%
Interface, Inc.	(752)	(17,145)
Republic Services, Inc.	(211)	(13,730)
		(30,875)

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Communications Equipment – (0.15)%
Cisco Systems, Inc.	(243)	$(8,299)
Juniper Networks, Inc.	(1,828)	(45,389)
		(53,688)
Construction Materials – (0.04)%
Martin Marietta Materials, Inc.	(44)	(9,542)
Summit Materials, Inc., Class A	(200)	(6,280)
		(15,822)
Containers & Packaging – (0.11)%
AptarGroup, Inc.	(402)	(35,002)
Packaging Corporation of America	(48)	(5,581)
		(40,583)
Distributors – (0.06)%
Genuine Parts Company	(257)	(22,675)

Diversified Telecommunication Services – (0.16)%
Verizon Communications, Inc.	(998)	(47,774)
Zayo Group Holdings, Inc.	(240)	(8,655)
		(56,429)
Electric Utilities – (2.61)%
ALLETE, Inc.	(198)	(15,513)
Alliant Energy Corporation	(1,453)	(62,857)
Duke Energy Corporation	(1,905)	(168,231)
Entergy Corporation	(1,982)	(170,967)
Eversource Energy	(3,493)	(218,802)
Fortum OYJ (b)	(432)	(9,169)
IDACORP, Inc.	(103)	(9,479)
NextEra Energy, Inc.	(1,315)	(203,917)
Portland General Electric Company	(799)	(38,144)
The Xcel Energy, Inc.	(1,002)	(49,619)
		(946,698)
Electrical Equipment – (0.52)%
Eaton Corporation plc (b)	(187)	(14,964)
Emerson Electric Company	(446)	(28,749)
EnerSys	(480)	(33,297)
Generac Holdings, Inc.	(445)	(23,180)
Sensata Technologies Holding NV (b)	(1,770)	(86,571)
		(186,761)

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Electronic Equipment, Instruments & Components – (0.45)%
AU Optronics Corporation – ADR	(8,460)	$(34,771)
Insight Enterprises, Inc.	(182)	(8,199)
Jabil, Inc.	(728)	(20,588)
LG Display Company Ltd. – ADR	(960)	(12,470)
Tech Data Corporation	(193)	(17,905)
Zebra Technologies Corporation – Class A	(582)	(67,506)
		(161,439)
Energy Equipment & Services – (0.08)%
RPC, Inc.	(855)	(20,785)
Schlumberger Ltd. (b)	(150)	(9,600)
		(30,385)
Food & Staples Retailing – (0.75)%
Costco Wholesale Corporation	(689)	(110,984)
CVS Health Corporation	(96)	(6,579)
Koninklijke Ahold Delhaize NV (b)	(1,067)	(20,076)
The Kroger Company	(964)	(19,955)
United Natural Foods, Inc.	(630)	(24,425)
Wal-Mart Stores, Inc.	(1,021)	(89,143)
		(271,162)
Food Products – (0.70)%
Archer-Daniels-Midland Company	(974)	(39,807)
Flowers Foods, Inc.	(4,514)	(85,901)
The Hershey Company	(155)	(16,458)
Ingredion, Inc.	(136)	(17,048)
The JM Smucker Company	(192)	(20,362)
Kellogg Company	(635)	(39,707)
McCormick & Company, Inc.	(348)	(34,636)
		(253,919)
Health Care Equipment & Supplies – (0.18)%
Baxter International, Inc.	(146)	(9,412)
Becton, Dickinson and Company	(91)	(18,989)
Cantel Medical Corporation	(46)	(4,512)
Medtronic plc (b)	(273)	(21,982)
STERIS plc (b)	(91)	(8,493)
		(63,388)
Health Care Providers & Services – (0.40)%
AmerisourceBergen Corporation	(319)	(24,547)
Anthem, Inc.	(120)	(25,105)
Cardinal Health, Inc.	(46)	(2,848)

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Health Care Providers & Services – (0.40)% (Continued)
Express Scripts Holding Company	(720)	$(44,129)
Laboratory Corporation of America Holdings	(48)	(7,378)
McKesson Corporation	(141)	(19,441)
Quest Diagnostics, Inc.	(240)	(22,507)
		(145,955)
Hotels, Restaurants & Leisure – (1.96)%
Buffalo Wild Wings, Inc.	(437)	(51,653)
Chipotle Mexican Grill, Inc.	(103)	(28,006)
Darden Restaurants, Inc.	(346)	(28,465)
Domino’s Pizza, Inc.	(350)	(64,050)
Dunkin’ Brands Group, Inc.	(753)	(44,480)
Extended Stay America, Inc.	(570)	(11,297)
The Habitat Restaurants, Inc., Class A	(1,335)	(16,420)
Hyatt Hotels Corporation, Class A	(816)	(51,131)
Norwegian Cruise Line Holdings Ltd. (b)	(155)	(8,641)
Papa John’s International, Inc.	(1,190)	(80,980)
Royal Caribbean Cruises Ltd. (b)	(97)	(12,006)
Sonic Corporation	(4,620)	(117,348)
Starbucks Corporation	(1,459)	(80,012)
The Wendy’s Company	(3,792)	(57,676)
Wyndham Worldwide Corporation	(194)	(20,729)
Wynn Resorts Ltd.	(261)	(38,495)
		(711,389)
Household Durables – (0.27)%
CalAtlantic Group, Inc.	(452)	(22,302)
KB Home	(539)	(14,785)
Leggett & Platt, Inc.	(205)	(9,688)
Lennar Corporation, Class A	(388)	(21,600)
MDC Holdings, Inc.	(286)	(10,593)
PulteGroup, Inc.	(630)	(19,045)
		(98,013)
Household Products – (0.29)%
Church & Dwight Company, Inc.	(838)	(37,852)
The Clorox Company	(237)	(29,988)
Kimberly-Clark Corporation	(330)	(37,128)
		(104,968)
Independent Power and Renewable Electricity Producers – (0.05)%
Uniper SE (b)	(666)	(18,714)

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Industrial Conglomerates – (0.37)%
3M Company	(401)	$(92,306)
General Electric Company	(1,981)	(39,937)
		(132,243)
Insurance – (1.15)%
Aon plc (b)	(146)	(20,941)
Arch Capital Group Ltd. (b)	(970)	(96,651)
MetLife, Inc.	(2,425)	(129,931)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Reg (b)	(530)	(118,986)
XL Group Ltd. (b)	(1,212)	(49,050)
		(415,559)
Internet Software & Services – (0.06)%
Hortonworks, Inc.	(194)	(3,203)
J2 Global, Inc.	(182)	(13,493)
Shutterstock, Inc.	(146)	(5,693)
		(22,389)
IT Services – (0.81)%
Accenture plc, Class A (b)	(582)	(82,854)
Alliance Data Systems Corporation	(63)	(14,095)
Infosys Ltd. – ADR	(1,969)	(29,240)
Leidos Holdings, Inc.	(97)	(6,065)
Mastercard, Inc., Class A	(243)	(36,151)
Paychex, Inc.	(213)	(13,587)
PayPal Holdings, Inc.	(145)	(10,521)
Syntel, Inc.	(720)	(16,819)
Travelport Worldwide Ltd. (b)	(644)	(10,104)
Visa, Inc., Class A	(340)	(37,393)
The Western Union Company	(1,785)	(35,450)
		(292,279)
Leisure Products – (0.07)%
Vista Outdoor, Inc.	(1,277)	(26,702)

Life Sciences Tools & Services – (0.08)%
Thermo Fisher Scientific, Inc.	(97)	(18,802)
Waters Corporation	(46)	(9,018)
		(27,820)
Machinery – (0.41)%
Cummins, Inc.	(220)	(38,914)
Deere & Company	(70)	(9,302)
Flowserve Corporation	(560)	(24,679)

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Machinery – (0.41)% (Continued)
Illinois Tool Works, Inc.	(87)	$(13,617)
Ingersoll-Rand plc (b)	(145)	(12,847)
Proto Labs, Inc.	(145)	(12,651)
Terex Corporation	(155)	(7,302)
The Timken Company	(243)	(11,457)
Woodward, Inc.	(218)	(16,858)
		(147,627)
Marine – (0.03)%
Golden Ocean Group Ltd. (b)	(631)	(5,174)
Safe Bulkers, Inc. (b)	(551)	(1,956)
Seaspan Corporation (b)	(365)	(2,555)
		(9,685)
Media – (0.05)%
AMC Networks, Inc., Class A	(192)	(9,769)
Viacom, Inc., Class B	(388)	(9,324)
		(19,093)
Metals & Mining – (0.10)%
Allegheny Technologies, Inc.	(194)	(4,885)
BHP Billiton Ltd. – ADR	(791)	(32,415)
		(37,300)
Multiline Retail – (0.11)%
Macy’s, Inc.	(1,775)	(33,299)
Target Corporation	(132)	(7,793)
		(41,092)
Multi-Utilities – (1.61)%
Avista Corporation	(66)	(3,448)
Canadian Utilities Ltd., Class A (b)	(543)	(16,398)
CenterPoint Energy, Inc.	(887)	(26,238)
Consolidated Edison, Inc.	(1,960)	(168,658)
NorthWestern Corporation	(294)	(17,428)
Public Service Enterprise Group, Inc.	(36)	(1,771)
RWE AG (b)	(655)	(16,469)
Sempra Energy	(1,152)	(135,360)
WEC Energy Group, Inc.	(2,942)	(198,262)
		(584,032)
Oil, Gas & Consumable Fuels – (3.56)%
Anadarko Petroleum Corporation	(1,956)	(96,568)
Antero Resources Corporation	(4,714)	(91,451)

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Oil, Gas & Consumable Fuels – (3.56)% (Continued)
Apache Corporation	(1,300)	$(53,781)
Callon Petroleum Company	(2,585)	(28,668)
Concho Resources, Inc.	(99)	(13,287)
ConocoPhillips	(995)	(50,894)
Crestwood Equity Partners LP	(2,664)	(66,600)
DCP Midstream Partners LP	(500)	(16,540)
Devon Energy Corporation	(1,283)	(47,343)
Dominion Energy Midstream Partners LP	(393)	(12,596)
Dorian LPG Ltd. (b)	(462)	(3,303)
Enable Midstream Partners LP	(1,500)	(22,635)
Enbridge, Inc. (b)	(1,234)	(47,460)
EnLink Midstream LLC	(1,868)	(28,954)
Euronav NV (b)	(974)	(8,133)
Genesis Energy LP	(79)	(1,840)
Hess Corporation	(1,322)	(58,379)
HollyFrontier Corporation	(350)	(12,932)
Jagged Peak Energy, Inc.	(559)	(7,764)
Kinder Morgan, Inc.	(1,500)	(27,165)
Laredo Petroleum, Inc.	(5,367)	(63,975)
Murphy Oil Corporation	(3,969)	(106,171)
Noble Midstream Partners LP	(638)	(33,087)
Nordic American Tankers Ltd. (b)	(816)	(3,623)
NuStar Energy LP	(100)	(3,330)
Parsley Energy, Inc., Class A	(1,056)	(28,089)
Peabody Energy Corporation	(576)	(17,793)
Phillips 66 Partners LP	(1,604)	(80,858)
Pioneer Natural Resources Company	(592)	(88,605)
Plains All American Pipeline LP	(3,000)	(59,910)
Range Resources Corporation	(1,953)	(35,369)
SemGroup Corporation, Class A	(239)	(6,226)
Spectra Energy Partners LP	(338)	(14,574)
Sunoco LP	(396)	(12,264)
Valero Energy Corporation	(117)	(9,230)
Whiting Petroleum Corporation	(4,850)	(29,148)
		(1,288,545)
Personal Products – (0.07)%
Edgewell Personal Care Company	(414)	(26,881)

Pharmaceuticals – (0.30)%
Eli Lilly & Company	(288)	(23,599)
Johnson & Johnson	(336)	(46,842)

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Pharmaceuticals – (0.30)% (Continued)
Pfizer, Inc.	(637)	$(22,333)
Roche Holding AG – ADR	(528)	(15,267)
		(108,041)
Professional Services – (0.08)%
Robert Half International, Inc.	(568)	(29,405)

Real Estate Investment Trusts (REITs) – (11.22)%
Acadia Realty Trust	(3,749)	(105,534)
Alexandria Real Estate Equities, Inc.	(1,213)	(150,364)
American Assets Trust, Inc.	(2,910)	(112,879)
Brandywine Realty Trust	(8,730)	(152,688)
Camden Property Trust	(430)	(39,233)
Corporate Office Properties Trust	(1,213)	(38,731)
Cousins Properties, Inc.	(5,760)	(51,955)
CubeSmart	(4,365)	(118,815)
DCT Industrial Trust, Inc.	(5,820)	(337,676)
Douglas Emmett, Inc.	(3,405)	(135,485)
Duke Realty Corporation	(10,444)	(297,445)
Equity LifeStyle Properties, Inc.	(970)	(85,826)
Essex Property Trust, Inc.	(1,261)	(330,924)
Extra Space Storage, Inc.	(946)	(77,184)
Healthcare Realty Trust, Inc.	(1,610)	(51,906)
Host Hotels & Resorts, Inc.	(3,892)	(76,128)
JBG SMITH Properties	(1,653)	(51,590)
Kilroy Realty Corporation	(2,910)	(207,279)
Kimco Realty Corporation	(7,922)	(143,864)
LaSalle Hotel Properties	(3,188)	(89,934)
Mid-America Apartment Communities, Inc.	(1,200)	(122,820)
National Storage Affiliates Trust	(1,940)	(48,093)
OMEGA Healthcare Investors, Inc.	(970)	(27,994)
Piedmont Office Realty Trust, Inc., Class A	(2,371)	(45,855)
Public Storage	(1,212)	(251,187)
STORE Capital Corporation	(6,378)	(157,473)
Terreno Realty Corporation	(706)	(25,924)
Ventas, Inc.	(5,383)	(337,783)
Vornado Realty Trust	(4,039)	(302,360)
Washington Real Estate Investment Trust	(2,097)	(67,502)
Weyerhaeuser Company	(514)	(18,458)
		(4,060,889)
Real Estate Management & Development – (0.04)%
Realogy Holdings Corporation	(461)	(14,904)

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Road & Rail – (1.18)%
Canadian National Railway Company (b)	(29)	$(2,334)
Canadian Pacific Railway Ltd. (b)	(359)	(62,265)
Heartland Express, Inc.	(282)	(6,015)
Knight-Swift Transportation Holdings, Inc.	(1,131)	(46,880)
Norfolk Southern Corporation	(630)	(82,795)
Saia, Inc.	(238)	(15,423)
Schneider National, Inc., Class B	(2,907)	(76,134)
Werner Enterprises, Inc.	(3,376)	(120,354)
YRC Worldwide, Inc.	(1,077)	(14,507)
		(426,707)
Semiconductors & Semiconductor Equipment – (0.21)%
Intel Corporation	(436)	(19,833)
Qorvo, Inc.	(144)	(10,917)
Skyworks Solutions, Inc.	(388)	(44,178)
		(74,928)
Software – (0.92)%
ANSYS, Inc.	(145)	(19,823)
Autodesk, Inc.	(91)	(11,371)
Check Point Software Technologies Ltd. (b)	(565)	(66,506)
FireEye, Inc.	(1,455)	(24,619)
HubSpot, Inc.	(101)	(8,742)
Intuit, Inc.	(480)	(72,490)
Open Text Corporation (b)	(247)	(8,640)
Paycom Software, Inc.	(91)	(7,480)
PTC, Inc.	(194)	(12,891)
SAP SE – ADR	(288)	(32,890)
ServiceNow, Inc.	(335)	(42,334)
The Ultimate Software Group, Inc.	(121)	(24,513)
		(332,299)
Specialty Retail – (1.19)%
Advance Auto Parts, Inc.	(454)	(37,110)
AutoNation, Inc.	(582)	(27,587)
Best Buy Company, Inc.	(531)	(29,725)
Five Below, Inc.	(289)	(15,967)
Hennes & Mauritz AB, Class B (b)	(2,544)	(63,842)
The Home Depot, Inc.	(58)	(9,615)
Monro, Inc.	(349)	(17,223)
O’Reilly Automotive, Inc.	(39)	(8,227)
Ross Stores, Inc.	(203)	(12,889)

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
Specialty Retail – (1.19)% (Continued)
Sally Beauty Holdings, Inc.	(1,453)	$(25,152)
The TJX Companies, Inc.	(1,883)	(131,433)
Tractor Supply Company	(853)	(51,402)
		(430,172)
Technology Hardware, Storage & Peripherals – (0.01)%
Xerox Corporation	(97)	(2,940)

Textiles, Apparel & Luxury Goods – (0.90)%
Columbia Sportswear Corporation	(68)	(4,242)
G-III Apparel Group Ltd.	(346)	(8,768)
Hanesbrands, Inc.	(3,049)	(68,602)
NIKE, Inc., Class B	(926)	(50,921)
Skechers U.S.A., Inc., Class A	(339)	(10,821)
Steven Madden Ltd.	(15)	(585)
The Swatch Group AG, Br (b)	(110)	(43,114)
Tapestry, Inc.	(2,535)	(103,808)
VF Corporation	(520)	(36,218)
		(327,079)
Tobacco – (0.14)%
Altria Group, Inc.	(291)	(18,688)
Philip Morris International, Inc.	(303)	(31,706)
		(50,394)
Trading Companies & Distributors – (0.19)%
AerCap Holdings NV (b)	(97)	(5,106)
Fastenal Company	(197)	(9,253)
GATX Corporation	(87)	(5,169)
Triton International Ltd. (b)	(76)	(3,032)
W.W. Grainger, Inc.	(150)	(29,655)
WESCO International, Inc.	(260)	(16,419)
		(68,634)
Transportation Infrastructure – (0.01)%
Macquarie Infrastructure Corporation	(55)	(3,825)

Water Utilities – (0.05)%
American States Water Company	(340)	(18,275)
Total Short Common Stocks
(Proceeds $13,374,509)		(13,483,616)

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
SHORT EXCHANGE TRADED FUNDS – (7.09)%
Alerian MLP ETF	(1,628)	$(17,452)
Consumer Discretionary Select Sector SPDR Fund	(316)	(29,069)
Consumer Staples Select Sector SPDR Fund	(2,001)	(106,233)
Energy Select Sector SPDR Fund	(2,936)	(199,384)
ETFMG Prime Cyber Security ETF	(465)	(14,289)
Fidelity MSCI Health Care Index ETF	(91)	(3,566)
Financial Select Sector SPDR Fund	(3,397)	(90,360)
Health Care Select Sector SPDR Fund	(927)	(75,189)
iShares 20+ Year Treasury Bond ETF	(943)	(117,366)
iShares Cohen & Steers REIT ETF	(485)	(48,350)
iShares Core S&P 500 ETF	(58)	(15,011)
iShares iBoxx $ High Yield Corporate Bond ETF	(43)	(3,804)
iShares MSCI Emerging Markets ETF	(1,046)	(48,409)
iShares MSCI Eurozone ETF	(1,378)	(60,398)
iShares MSCI South Korea Capped ETF	(438)	(32,745)
iShares MSCI Turkey ETF	(436)	(18,234)
iShares Nasdaq Biotechnology ETF	(73)	(22,935)
iShares Russell 1000 Growth ETF	(192)	(24,952)
iShares Russell 2000 ETF	(2,297)	(342,850)
iShares Russell 2000 Value ETF	(384)	(47,685)
iShares Transportation Average ETF	(165)	(28,977)
iShares U.S. Healthcare Providers ETF	(277)	(41,367)
iShares U.S. Medical Devices ETF	(100)	(17,252)
KraneShares CSI China Internet ETF	(236)	(13,339)
PowerShares QQQ Trust Series 1	(599)	(91,138)
Source STOXX Europe 600 Optimized Food & Beverage UCITS ETF (b)	(41)	(18,451)
SPDR S&P 500 ETF Trust	(895)	(230,149)
SPDR S&P Biotech ETF	(873)	(73,018)
SPDR S&P Health Care Services ETF	(120)	(7,098)
SPDR S&P Homebuilders ETF	(1,128)	(46,654)
SPDR S&P Metals & Mining ETF	(101)	(3,199)
SPDR S&P Oil & Gas Exploration & Production ETF	(10,075)	(345,371)
SPDR S&P Retail ETF	(520)	(20,535)
SPDR S&P Semiconductor ETF	(780)	(55,271)
Technology Select Sector SPDR Fund	(193)	(12,149)
United States Oil Fund LP	(3,922)	(42,867)
Utilities Select Sector SPDR Fund	(3,032)	(167,124)

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Investments – Continued
October 31, 2017

	Shares	Value
SHORT EXCHANGE TRADED FUNDS – (7.09)% (Continued)
WisdomTree Europe Hedged Equity Fund	(116)	$(7,704)
WisdomTree India Earnings Fund	(776)	(20,960)
Total Short Exchange Traded Funds
(Proceeds $2,512,492)		(2,560,904)
Total Securities Sold Short
(Proceeds $15,887,001) – (44.33)%		(16,044,520)
Total Investments
(Cost $17,911,159) – 49.93%		18,075,712
Other Assets In Excess Of Liabilities – 50.07%		18,127,322
Total Net Assets – 100.00%		$36,203,034

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

(a)	Non-income producing security.
(b)	Foreign security.
(c)
All or a portion of this security has been committed as collateral for open securities sold short, written option contracts, swap contacts, and futures contracts. The total value of assets committed as collateral as of October 31, 2017, is $15,883,292.

(d)	100 shares per contract.
(e)	Securities sold short are not owned by the Fund and cannot produce income.

ADR – American Depository Receipt
ETF – Exchange Traded Fund
ETN – Exchange Traded Note
plc – Public Limited Company
Reg – Registered
SDR – Swedish Depository Receipt
CAD – Canadian Dollar

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Options Written
October 31, 2017

	Contracts (a)	Notional	Value
CALL OPTIONS WRITTEN
Anadarko Petroleum Corporation
Expiration: November 2017, Exercise Price: $49.50	10	$49,370	$800
AptarGroup, Inc.
Expiration: November 2017, Exercise Price: $90.00	3	26,121	67
Bunge Ltd.
Expiration: January 2018, Exercise Price: $95.00	10	68,780	175
Burlington Stores, Inc.
Expiration: November 2017, Exercise Price: $95.00	3	28,167	540
Expiration: November 2017, Exercise Price: $95.00	1	9,389	280
Expiration: December 2017, Exercise Price: $100.00	8	75,112	1,097
Callaway Golf Company
Expiration: December 2017, Exercise Price: $15.00	11	15,873	192
CarMax, Inc.
Expiration: December 2017, Exercise Price: $78.50	5	37,550	526
Carnival Corporation
Expiration: November 2017, Exercise Price: $69.50	6	39,834	120
Casey’s General Stores, Inc.
Expiration: December 2017, Exercise Price: $120.00	2	22,914	390
Cheniere Energy, Inc.
Expiration: November 2017, Exercise Price: $47.50	10	46,740	790
Citrix Systems, Inc.
Expiration: November 2017, Exercise Price: $85.00	1	8,261	65
Costco Wholesale Corporation
Expiration: November 2017, Exercise Price: $160.00	2	32,216	574
Darden Restaurants, Inc.
Expiration: December 2017, Exercise Price: $87.50	2	16,454	105
Expiration: December 2017, Exercise Price: $88.00	5	41,135	415
Dollar General Corporation
Expiration: November 2017, Exercise Price: $85.00	1	8,084	25
Expiration: December 2017, Exercise Price: $85.00	9	72,756	1,440
Dollar Tree, Inc.
Expiration: November 2017, Exercise Price: $90.00	2	18,250	505
Expiration: November 2017, Exercise Price: $95.00	2	18,250	95
Expiration: December 2017, Exercise Price: $95.00	1	9,125	210
Expiration: December 2017, Exercise Price: $97.50	32	292,000	4,240
Dominion Energy, Inc.
Expiration: November 2017, Exercise Price: $80.00	10	81,140	1,675
Eldorado Resorts, Inc.
Expiration: November 2017, Exercise Price: $26.50	5	12,850	311
Hilton Worldwide Holdings, Inc.
Expiration: November 2017, Exercise Price: $72.50	6	43,368	570

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Options Written – Continued
October 31, 2017

	Contracts (a)	Notional	Value
CALL OPTIONS WRITTEN (Continued)
II-VI, Inc.
Expiration: November 2017, Exercise Price: $45.00	2	$9,040	$325
iShares 20+ Year Treasury Bond ETF
Expiration: November 2017, Exercise Price: $135.00	215	2,675,890	430
iShares Russell 2000 ETF
Expiration: November 2017, Exercise Price: $146.00	2	29,852	827
Lowe’s Companies, Inc.
Expiration: November 2017, Exercise Price: $81.00	2	15,990	38
Expiration: December 2017, Exercise Price: $83.00	4	31,980	504
Mattel, Inc.
Expiration: December 2017, Exercise Price: $17.00	8	11,296	120
McDonald’s Corporation
Expiration: November 2017, Exercise Price: $165.00	1	16,691	330
Expiration: December 2017, Exercise Price: $170.00	1	16,691	182
Netflix, Inc.
Expiration: November 2017, Exercise Price: $195.00	1	19,643	287
ONEOK, Inc.
Expiration: November 2017, Exercise Price: $55.00	15	81,405	788
Penn National Gaming, Inc.
Expiration: November 2017, Exercise Price: $24.00	6	15,654	1,395
Planet Fitness, Inc. – Class A
Expiration: November 2017, Exercise Price: $27.00	8	21,312	731
Expiration: November 2017, Exercise Price: $27.50	5	13,320	253
PVH Corporation
Expiration: November 2017, Exercise Price: $131.00	2	25,362	222
Expiration: December 2017, Exercise Price: $132.50	2	25,362	551
Restaurant Brands International, Inc.
Expiration: November 2017, Exercise Price: $68.00	3	19,377	51
Expiration: December 2017, Exercise Price: $68.50	5	32,295	220
Service Corporation International
Expiration: November 2017, Exercise Price: $36.00	7	24,822	192
Stanley Black & Decker, Inc.
Expiration: December 2017, Exercise Price: $168.00	2	32,310	255
Texas Roadhouse, Inc.
Expiration: November 2017, Exercise Price: $50.00	2	10,002	210
Expiration: November 2017, Exercise Price: $52.00	1	5,001	37
Wal-Mart Stores, Inc.
Expiration: November 2017, Exercise Price: $87.00	2	17,462	242
Expiration: November 2017, Exercise Price: $89.00	5	43,655	508
Williams-Sonoma, Inc.
Expiration: November 2017, Exercise Price: $56.00	5	25,800	277

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Options Written – Continued
October 31, 2017

	Contracts (a)	Notional	Value
CALL OPTIONS WRITTEN (Continued)
Wingstop, Inc.
Expiration: November 2017, Exercise Price: $34.00	7	$23,709	$1,017
			25,199
PUT OPTIONS WRITTEN
Advance Auto Parts, Inc.
Expiration: November 2017, Exercise Price: $90.00	10	90,000	9,000
Expiration: November 2017, Exercise Price: $92.50	2	18,500	2,277
Brunswick Corporation
Expiration: November 2017, Exercise Price: $50.00	3	15,000	307
Expiration: December 2017, Exercise Price: $47.50	4	19,000	268
Buffalo Wild Wings, Inc.
Expiration: December 2017, Exercise Price: $110.00	2	22,000	465
CBOE S&P 500 Index
Expiration: November 2017, Exercise Price: $2,000.00	3	600,000	22
Expiration: December 2017, Exercise Price: $2,100.00	13	2,730,000	2,048
Expiration: December 2017, Exercise Price: $2,400.00	4	960,000	2,400
The Clorox Company
Expiration: November 2017, Exercise Price: $120.00	3	36,000	171
Cornerstone OnDemand, Inc.
Expiration: November 2017, Exercise Price: $37.50	5	18,750	850
Costco Wholesale Corporation
Expiration: November 2017, Exercise Price: $155.00	2	31,000	138
Dollar Tree, Inc.
Expiration: December 2017, Exercise Price: $86.00	5	43,000	876
Domino’s Pizza, Inc.
Expiration: November 2017, Exercise Price: $175.00	1	17,500	100
Entergy Corporation
Expiration: November 2017, Exercise Price: $75.00	7	52,500	17
Expiration: November 2017, Exercise Price: $80.00	2	16,000	20
Expiration: November 2017, Exercise Price: $82.50	3	24,750	75
Hanesbrands, Inc.
Expiration: November 2017, Exercise Price: $22.50	10	22,500	860
Host Hotels & Resorts, Inc.
Expiration: December 2017, Exercise Price: $19.00	15	28,500	675
iShares Russell 2000 ETF
Expiration: November 2017, Exercise Price: $120.00	9	108,000	18
Expiration: December 2017, Exercise Price: $121.00	5	60,500	60
Expiration: December 2017, Exercise Price: $130.00	14	182,000	336
Expiration: December 2017, Exercise Price: $139.00	6	83,400	381

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Options Written – Continued
October 31, 2017

	Contracts (a)	Notional	Value
PUT OPTIONS WRITTEN (Continued)
Jack in the Box, Inc.
Expiration: November 2017, Exercise Price: $97.50	2	$19,500	$80
Kimberly-Clark Corporation
Expiration: December 2017, Exercise Price: $105.00	3	31,500	187
The Kraft Heinz Company
Expiration: January 2018, Exercise Price: $70.00	1	7,000	60
LaSalle Hotel Properties
Expiration: November 2017, Exercise Price: $27.50	7	19,250	182
Expiration: December 2017, Exercise Price: $27.25	5	13,625	243
Macy’s, Inc.
Expiration: November 2017, Exercise Price: $17.50	6	10,500	246
Masco Corporation
Expiration: December 2017, Exercise Price: $38.00	3	11,400	120
McDonald’s Corporation
Expiration: November 2017, Exercise Price: $161.00	1	16,100	56
NIKE, Inc., Class B
Expiration: December 2017, Exercise Price: $52.50	5	26,250	328
Papa John’s International, Inc.
Expiration: November 2017, Exercise Price: $61.50	2	12,300	146
Expiration: November 2017, Exercise Price: $63.00	4	25,200	407
Expiration: December 2017, Exercise Price: $62.50	4	25,000	488
Pinnacle Foods, Inc.
Expiration: December 2017, Exercise Price: $52.50	3	15,750	255
Plains All American Pipeline LP
Expiration: November 2017, Exercise Price: $19.00	22	41,800	770
Expiration: November 2017, Exercise Price: $20.00	12	24,000	900
PowerShares QQQ Trust Series 1
Expiration: November 2017, Exercise Price: $115.00	12	138,000	6
Expiration: December 2017, Exercise Price: $137.00	25	342,500	888
Sally Beauty Holdings, Inc.
Expiration: November 2017, Exercise Price: $16.00	18	28,800	704
Expiration: November 2017, Exercise Price: $18.00	23	41,400	2,940
Sonic Corporation
Expiration: December 2017, Exercise Price: $23.50	10	23,500	412
Starbucks Corporation
Expiration: November 2017, Exercise Price: $52.50	4	21,000	210
Expiration: December 2017, Exercise Price: $52.00	6	31,200	324
Tapestry, Inc.
Expiration: November 2017, Exercise Price: $36.50	5	18,250	1
Expiration: November 2017, Exercise Price: $38.00	8	30,400	1,040

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Options Written – Continued
October 31, 2017

	Contracts (a)	Notional	Value
PUT OPTIONS WRITTEN (Continued)
The TJX Companies, Inc.
Expiration: November 2017, Exercise Price: $68.50	7	$47,950	$908
Tractor Supply Company
Expiration: December 2017, Exercise Price: $54.00	2	10,800	88
Expiration: December 2017, Exercise Price: $55.00	2	11,000	95
The Ultimate Software Group, Inc.
Expiration: November 2017, Exercise Price: $195.00	1	19,500	477
VF Corporation
Expiration: December 2017, Exercise Price: $65.00	15	97,500	788
Wal-Mart Stores, Inc.
Expiration: November 2017, Exercise Price: $83.00	8	66,400	340
The Wendy’s Company
Expiration: December 2017, Exercise Price: $14.50	24	34,800	928
Williams-Sonoma, Inc.
Expiration: November 2017, Exercise Price: $46.00	4	18,400	147
			36,128
Total Options Written
(Premiums received $73,564)			$61,327

(a)  100 shares per contract.

ETF – Exchange Traded Fund

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Swap Contracts
October 31, 2017

			Pay/Receive			Number of		Unrealized
		Maturity	Financing	Financing	Payment	Shares/	Notional	Appreciation
Counterparty	Security	Date	Rate	Rate	Frequency	Units	Amount	(Depreciation)*
LONG EQUITY SWAP CONTRACTS
Morgan Stanley	British American			0.600%+	Monthly	77	$4,975	$(72)
	Tobacco plc	7/18/18	Pay	1 Day SONIA(1)
Morgan Stanley	Centrica plc	1/21/19	Pay	0.600%+	Monthly	2,630	5,931	(604)
				1 Day SONIA(1)
Morgan Stanley	Danone SA	7/18/18	Pay	0.600%+	Monthly	993	81,159	40
				1 Day EONIA(2)
Morgan Stanley	Direct Line	11/19/18	Pay	0.600%+	Monthly	21,825	107,718	(1,837)
	Insurance Group plc			1 Day SONIA(1)
Morgan Stanley	DraxGroup plc	1/21/19	Pay	0.600%+	Monthly	3,348	12,352	(1,588)
				1 Day SONIA(1)
Morgan Stanley	easyJet plc	10/9/18	Pay	0.600%+	Monthly	528	9,390	1,269
				1 Day SONIA(1)
Morgan Stanley	Innogy SE	5/15/19	Pay	0.600%+	Monthly	81	3,767	528
				1 Day EONIA(2)
Morgan Stanley	LVHM Moet Hennessy	7/18/18	Pay	0.600%+	Monthly	207	61,740	4,654
	Louis Vuitton SE			1 Day EONIA(2)
Morgan Stanley	Pernod Ricard SA	7/18/18	Pay	0.600%+	Monthly	439	65,825	2,941
				1 Day EONIA(2)
Morgan Stanley	Philips Lighting NV	10/23/19	Pay	0.600%+	Monthly	194	7,353	24
				1 Day EONIA(2)
Morgan Stanley	Prudential plc	11/9/18	Pay	0.600%+	Monthly	3,880	95,236	1,553
				1 Day SONIA(1)
Morgan Stanley	RPC Group plc	6/12/19	Pay	0.600%+	Monthly	2,256	28,233	1,169
				1 Day SONIA(1)
Morgan Stanley	United Utilities	1/21/19	Pay	0.600%+	Monthly	940	10,400	(360)
	Group plc			1 Day SONIA(1)

SHORT EQUITY SWAP CONTRACTS
Morgan Stanley	Air Liquide SA	6/18/18	Receive	(0.500)%+	Monthly	(67)	(8,531)	(1,413)
				1 Day EONIA(2)
Morgan Stanley	Associated British	7/18/18	Receive	(0.500)%+	Monthly	(609)	(26,954)	(933)
	Foods plc			1 Day SONIA(1)
Morgan Stanley	Casino Guichard	7/18/18	Receive	(0.500)%+	Monthly	(86)	(4,911)	202
	Perrachon SA			1 Day EONIA(2)
Morgan Stanley	HSBC Holdings plc	11/9/18	Receive	(0.500)%+	Monthly	(4,850)	(47,353)	—
				1 Day SONIA(1)
Morgan Stanley	International	10/9/18	Receive	(0.500)%+	Monthly	(970)	(8,192)	(493)
	Consolidated			1 Day SONIA(1)
	Airlines Group SA
Morgan Stanley	Lloyds Banking	11/9/18	Receive	(0.500)%+	Monthly	(48,500)	(43,911)	—
	Group plc			1 Day SONIA(1)
Morgan Stanley	L’Oreal SA	7/18/18	Receive	(0.500)%+	Monthly	(137)	(30,491)	(1,142)
				1 Day EONIA(2)

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Swap Contracts – Continued
October 31, 2017

			Pay/Receive			Number of		Unrealized
		Maturity	Financing	Financing	Payment	Shares/	Notional	Appreciation
Counterparty	Security	Date	Rate	Rate	Frequency	Units	Amount	(Depreciation)*
SHORT EQUITY SWAP CONTRACTS (Continued)
Morgan Stanley	The Morgan Stanley	7/2/19	Receive	0.300%+	Monthly	(96)	$(5,658)	$(22)
	U.S. Food Basket			FED(3)
Morgan Stanley	The Morgan Stanley	12/12/18	Receive	0.700%+	Monthly	(930)	(114,898)	(4,883)
	U.S. Growth Long Basket			FED(3)
Morgan Stanley	The Morgan Stanley	12/12/18	Receive	0.550%+	Monthly	(115)	(13,897)	(479)
	U.S. Value Short Basket			FED(3)
Morgan Stanley	Reckitt Benckiser	7/20/18	Receive	(0.500)%+	Monthly	(118)	(10,557)	283
	Group plc			1 Day SONIA(1)
Morgan Stanley	Severn Trent plc	1/21/19	Receive	(0.500)%+	Monthly	(288)	(8,075)	522
				1 Day SONIA(1)
								$(641)

(1)	Sterling OverNight Index Average
(2)	Euro OverNight Index Average
(3)	Federal Funds Rate
plc –	Public Limited Company
*	Based on the net swap value held at each counterparty, net unrealized appreciation (depreciation) is a receivable (payable).

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Schedule of Open Futures Contracts
October 31, 2017

		Number of			Unrealized
		Contracts	Notional		Appreciation
Expiration Date	Issue	Purchased	Amount	Value*	(Depreciation)
LONG FUTURES CONTRACTS
11/15/17	CBOE Volatility Index	2	$22,550	$(600)	$(1,213)
12/19/17	CME Ultra Long Term
	U.S. Treasury Bond	24	2,795,217	6,000	(120,568)
12/19/17	CME Long Term
	U.S. Treasury Bond	3	382,532	281	(13,161)
12/15/17	E-mini S&P 500 Index	25	3,215,875	5,500	139,238
12/15/17	E-mini S&P MidCap 400 Index	18	3,301,020	16,380	215,027
				$27,561	$219,323

*	Net value is variation margin receivable (payable).

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

(This Page Intentionally Left Blank.)

WEISS ALTERNATIVE BALANCED RISK FUND

Statement of Assets and Liabilities
October 31, 2017

ASSETS:
Investments, at value (Cost $33,798,160)	$34,120,232
Cash	673,627
Cash held in foreign currency (Cost $251,578)	247,759
Short sale proceeds	15,887,001
Deposits at brokers	1,145,800
Deposits for futures	291,610
Deposits for swaps	260,000
Variation margin	27,561
Receivable for investments sold	2,155,168
Prepaid expenses and other receivables	20,241
Dividends and interest receivable	8,890
Receivable from Adviser expense reimbursement	4,889
Total assets	54,842,778

LIABILITIES:
Securities sold short, at value (Proceeds of $15,887,001)	16,044,520
Written option contracts, at value (Premiums received $73,564)	61,327
Payable for investments purchased	2,382,816
Payable for swap contracts	641
Payable for custodian fees	35,419
Payable for fund administration fees	19,218
Payable for transfer agent fees and expenses	13,671
Payable for fund accounting fees	13,019
Dividends and interest payable	7,775
Distribution fees payable	4,349
Payable for trustees’ fees	2,500
Payable for compliance fees	2,020
Accrued expenses and other liabilities	52,469
Total liabilities	18,639,744
NET ASSETS	$36,203,034

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Statement of Assets and Liabilities – Continued
October 31, 2017

NET ASSETS CONSISTS OF:
Paid-in capital		$35,534,391
Accumulated undistributed net investment loss		(2,201)
Accumulated undistributed net realized gain on investments, securities sold short, written option contracts expired or closed, swap contracts, future contracts,
forward currency exchange contracts, and foreign currency translation		274,541
Net unrealized appreciation (depreciation) on:
Investments	322,072
Securities sold short	(157,519)
Written option contracts	12,237
Swap contracts	(641)
Futures contracts	219,323
Foreign currency translation	831
Net unrealized appreciation		396,303
Total net assets		$36,203,034

	Class K	Investor
	Shares	Class Shares
Net assets	$33,213,601	$2,989,433
Shares issued and outstanding(1)	3,176,849	286,358
Net asset value and offering price per share(2)	$10.45	$10.44

(1)	Unlimited shares authorized without par value.
(2)	A redemption fee of 1.00% may be charged on shares redeemed within 30 days of purchase.

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

(This Page Intentionally Left Blank.)

WEISS ALTERNATIVE BALANCED RISK FUND

Statement of Operations
For the Year Ended October 31, 2017

INVESTMENT INCOME:
Interest	$73,806
Dividend income on long positions (net of foreign withholding taxes of $968)	220,260
Total investment income	294,066
EXPENSES:
Custodian fees (See note 3)	243,776
Administration and fund accounting fees (See note 3)	203,241
Investment advisory fees (See note 3)	174,223
Dividends on securities sold short	122,120
Transfer agent fees (See note 3)	87,338
Borrowing expense on securities sold short	71,222
Professional fees	70,137
Federal and state registration fees	55,029
Compliance fees (See note 3)	12,116
Trustees’ fees	9,999
Reports to shareholders	7,301
Distribution fees (Investor Class) (See note 5)	4,349
Other	7,791
Total expense before reimbursement	1,068,642
Less: Expense reimbursement by Adviser (see note 3)	(677,698)
Net expenses	390,944
NET INVESTMENT LOSS	(96,878)
REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	929,178
Securities sold short	(502,689)
Written option contracts expired or closed	45,815
Swap contracts	3,086
Futures contracts	69,453
Forward currency exchange contracts	(201)
Foreign currency translation	(3,499)
Net realized gain	541,143
Net change in unrealized appreciation (depreciation) on:
Investments	212,083
Securities sold short	(201,686)
Written option contracts	11,883
Swap contracts	2,201
Futures contracts	219,323
Forward currency exchange contracts	(35)
Foreign currency translation	554
Net change in unrealized appreciation	244,323
Net realized and change in unrealized gain on investments	785,466
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$688,588

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Statements of Changes in Net Assets

		For the
	For the	Period Inception
	Year Ended	through
	October 31, 2017	October 31, 2016(1)
OPERATIONS:
Net investment loss	$(96,878)	$(27,335)
Net realized gain on investments, securities sold short,
written option contracts expired or closed, swap contracts,
futures contracts, forward currency exchange contracts,
and foreign currency translation	541,143	73,197
Change in unrealized appreciation on investments, securities sold short, written option contracts, swap contracts, futures contracts,
forward currency exchange contracts and foreign currency translation	244,323	151,980
Net increase in net assets resulting from operations	688,588	197,842
Class I(2) – Distributions to shareholders from:(4)
Net investment income	(9,858)	—
Net realized gains	(96,765)	—
Total dividends and distributions – Class I	(106,623)	—
Class K – Distributions to shareholders from:(4)
Net investment income	(13,647)	—
Net realized gains	(100,552)	—
Total dividends and distributions – Class K	(114,199)	—
Investor Class(3) – Distributions to shareholders from:(4)
Net investment income	—	—
Net realized gains	—	—
Total dividends and distributions – Investor Class	—	—

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(4)	30,437,426	5,100,000

NET INCREASE IN NET ASSETS	30,905,192	5,297,842

NET ASSETS:
Beginning of period	5,297,842	—
End of period, including accumulated
net investment income (loss) of $(2,201) and $2,807	$36,203,034	$5,297,842

(1)	Inception date of the Fund was December 1, 2015.
(2)	Class I Shares ceased to be offered on March 31, 2017. (See note 1)
(3)	Inception date of the Investor Class was on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Statements of Changes in Net Assets – Continued

(4)	A summary of capital share transactions is as follows:

SHARE TRANSACTIONS:
			For the Period
	For the Year Ended		Inception through
	October 31, 2017		October 31, 2016
Class I:(2)	Shares	Amount	Shares	Amount
Issued	—	$—	259,794	$2,600,000
Issued to holders in
reinvestment of dividends	—	—	—	—
Redeemed	(250,000)	(2,497,312)	(9,794)	(103,428)
Redemption fees	—	—	—	—
Net increase (decrease)
in Class I	(250,000)	$(2,497,312)	250,000	$2,496,572
Class K:
Issued	3,172,054	$32,675,909	259,785	$2,603,428
Issued to holders in
reinvestment of dividends	437	4,301	—	—
Redeemed	(255,427)	(2,618,574)	—	—
Redemption fees	—	191	—	—
Net increase in Class K	2,917,064	$30,061,827	259,785	$2,603,428
Investor Class:(3)
Issued	536,361	$5,436,044	—	$—
Issued to holders in
reinvestment of dividends	—	—	—	—
Redeemed	(250,003)	(2,563,133)	—	—
Net increase in Investor Class	286,358	$2,872,911	—	$—
Net increase in shares outstanding	2,953,422	$30,437,426	509,785	$5,100,000

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Statement of Cash Flows
For the Year October 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$688,588
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(85,298,074)
Proceeds from sales of investments	58,205,042
Increase in short sale proceeds	(15,887,001)
Increase in receivable at brokers	(23,737)
Increase in deposit for futures	(291,610)
Increase in deposit for swaps	(260,000)
Increase in variation margin	(27,561)
Increase in receivable for investments sold	(1,563,666)
Increase in receivable for swap contracts	(2,201)
Increase in receivable for forward currency exchange contracts	35
Decrease in receivable from Adviser	31,605
Increase in dividends and interest receivable	(7,410)
Increase in prepaid expenses and other receivables	(5,512)
Proceeds from securities sold short	71,874,152
Purchases to cover securities sold short	(58,566,198)
Premiums received on written option contracts	209,696
Written option contracts expired or closed	(73,894)
Increase in payable for investments purchased	1,847,540
Increase in payable for fund administration and fund accounting fees	2,920
Increase in payable for custody fees	9,365
Increase in payable for transfer agent fees and expenses	6,119
Increase in dividends and interest payable	4,758
Increase in payable for compliance fees	20
Increase in distribution fees payable	4,349
Increase in accrued expenses and other liabilities	3,640
Net realized gain on investments	(929,178)
Net realized loss on securities sold short	502,689
Net realized gain on written option contracts expired or closed	(45,815)
Net realized loss on foreign currency translation	3,499
Change in unrealized appreciation on investments	(212,083)
Change in unrealized depreciation on securities sold short	201,686
Change in unrealized appreciation on written options	(11,883)
Change in unrealized appreciation on foreign currency translation	(554)
Net cash used in operating activities	(29,610,674)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	35,614,832
Payment on shares redeemed	(5,181,707)
Cash distributions paid to shareholders	(216,521)
Net cash provided by financing activities	30,216,604
Net change in cash	$605,930
CASH:
Beginning Balance	$315,456
Ending Balance	$921,386
Supplemental Disclosures:
Borrowing expense on securities sold short	$71,222
Non-cash financing activities – exchange between classes	$2,497,312
Non-cash financing activities – reinvestment of distributions	$4,301

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Financial Highlights

	For the	For the Period
	Year Ended	Inception through
	October 31, 2017	October 31, 2016(1)
Class K

PER SHARE DATA(2):
Net asset value, beginning of period	$10.40	$10.00

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.10)	(0.05)
Net realized and unrealized gain on investments	0.59	0.45
Total from investment operations	0.49	0.40

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	—
Net realized gains	(0.39)	—
Total distributions	(0.44)	—
Redemption Fees	0.00 (4)	—
Net asset value, end of period	$10.45	$10.40

TOTAL RETURN(5)	4.97%	4.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$33,214	$2,701
Ratio of gross expenses to average net assets:
Before expense reimbursement(6)(7)	8.70%	12.86%
After expense reimbursement(6)(7)(8)	3.37%	3.44%
Ratio of dividends and borrowing expense
on securities sold short to average net assets(6)	1.69%	1.29%
Ratio of operating expenses to average net assets excluding dividends
and borrowing expense on securities sold short(6)(7)(8)	1.68%	2.15%
Ratio of net investment loss to average net assets(6)(7)(8)	(0.96)%	(0.53)%
Portfolio turnover rate(5)(9)	494%	304%

(1)	Inception date of Class K was December 1, 2015.
(2)	For a Class K share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Amount per share is less than $0.005.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)
These ratios exclude the impact of expenses of the underlying exchange-traded funds as represented in the Schedule of Investments.  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange-traded funds in which the Fund invests.

(8)	As of July 24, 2017, the Adviser agreed to lower the management fee and operating expense limitation to 1.50%. See Note 3 for excluded expenses and fees.
(9)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency exchange contracts, swap contracts, futures contracts and short positions).  The denominator includes the average fair value of long positions throughout the periods ended.

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Financial Highlights

For the Period
Inception through
October 31, 2017(1)
Investor Class

PER SHARE DATA(2):
Net asset value, beginning of period	$9.99

INVESTMENT OPERATIONS:
Net investment loss(3)	(0.07)
Net realized and unrealized gain on investments	0.52
Total from investment operations	0.45
Net asset value, end of period	$10.44

TOTAL RETURN(4)	4.50%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$2,989
Ratio of gross expenses to average net assets:
Before expense reimbursement(5)(6)(7)	11.46%
After expense reimbursement(5)(6)(7)	3.96%
Ratio of dividends and borrowing expense
on securities sold short to average net assets(5)	1.95%
Ratio of operating expenses to average net assets excluding dividends
and borrowing expense on securities sold short(5)(6)(7)	2.01%
Ratio of net investment loss to average net assets(5)(6)(7)	(1.02)%
Portfolio turnover rate(4)(8)	494%

(1)	Inception date of the Investor Class was February 28, 2017.
(2)	For an Investor Class share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
These ratios exclude the impact of expenses of the underlying exchange-traded funds as represented in the Schedule of Investments.  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange-traded funds in which the Fund invests.

(7)	As of July 24, 2017, the Advisor agreed to lower the management fee and operating expense ratio to 1.50%. See Note 3 for excluded expenses and fees.
(8)
The portfolio turnover disclosed is for the Fund as a whole.  The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, short-term options, forward currency exchange contracts, swap contracts, futures contracts and short positions).  The denominator includes the average fair value of long positions throughout the period ended.

The accompanying notes are an integral part of these financial statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Notes to the Financial Statements
October 31, 2017

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Weiss Alternative Balanced Risk Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund’s investment adviser, Weiss Multi-Strategy Advisers LLC (the “Adviser”) is responsible for investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing and operation services to the Fund. The primary investment objective of the Fund is to provide returns with moderate volatility and reduced correlation to the bond and equity markets. A secondary objective of the Fund is to limit capital losses during periods when the bond and equity markets decline. The Fund commenced operations on December 1, 2015. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Board Codification (the “Codification”) Topic 946 Financial Services – Investment Companies.

The Fund offers four share classes, Class A, Class I, Class K and Investor Class. Effective March 31, 2017, the Fund ceased offering Class I. As of October 31, 2017, Class A and Class I shares are not available for purchase.  Class K and Investor Class shares have no front end sales load, no deferred sales charge, and a 1.00% redemption fee. Investor Class shares are subject to a 0.25% distribution fee and a shareholder servicing fee of up to 0.10% of average daily net assets. Class K shares are not subject to a distribution fee or a shareholder servicing fee.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively “NASDAQ”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”).

WEISS ALTERNATIVE BALANCED RISK FUND

Notes to the Financial Statements – Continued
October 31, 2017

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Forward currency contracts maturing in two or fewer days are valued at the spot rate. Forward currency contracts maturing in three days or more days are valued at the midpoint prices calculated by U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year.  These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded options and Flexible Exchange® options (“FLEX options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Future contracts are valued at the settlement price on the exchange on which they are principally traded. The settlement price is the average of the prices at which a future contract trades immediately before the close of trading for the day. Equity swap contract prices are determined by using the same methods used to price the underlying security. These securities are categorized in Level 2 of the fair value hierarchy.

All other assets of the Fund are valued in such a manner as the Board of Trustees, in good faith, deems appropriate to reflect its fair value.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

WEISS ALTERNATIVE BALANCED RISK FUND

Notes to the Financial Statements – Continued
October 31, 2017

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of October 31, 2017:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Long Common Stocks(1)	$17,655,137	$95,927	$—	$17,751,064
Long Exchange Traded Funds	16,206,562	—	—	16,206,562
Long Preferred Stocks	—	21,624	—	21,624
Long Closed-End Funds	10,238	—	—	10,238
Purchased Call Options	—	74,867	—	74,867
Purchased Put Options	—	55,877	—	55,877
Future Contracts(2)	—	219,323	—	219,323
	$33,871,937	$467,618	$—	$34,339,555

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Liabilities
Common Stocks Sold Short(1)	$13,156,689	$326,927	$—	$13,483,616
Exchange Traded Funds Sold Short	2,542,453	18,451	—	2,560,904
Written Call Options	—	25,199	—	25,199
Written Put Options	—	36,128	—	36,128
Swap Contracts(2)	—	641	—	641
	$15,699,142	$407,346	$—	$16,106,488

(1)	Please refer to the Schedules of Investments to view long and short common stocks segregated by industry type.
(2)	Swap contracts and futures contracts are valued at the net unrealized appreciation (depreciation) on the instrument by the counterparty.

As of October 31, 2017, the Fund did not hold any Level 3 securities.

It is the Fund’s policy to record transfers at the end of the reporting period. Below is a description of the transfers:

Two long common stocks transferred out of Level 2 into Level 1	$11,760
One exchange traded fund sold short transferred out of Level 1 into Level 2	$18,451

Securities transferred from Level 2 into Level 1 were foreign securities no longer using an adjusted price for events after the close of the foreign markets. Securities transferred from Level 1 into Level 2 were foreign securities using an adjusted price for events after the close of the foreign markets.

B.  Securities Sold Short – The Fund sells securities or currencies short for economic hedging purposes or any other investment purpose. For financial statement purposes, an amount equal to the settlement amount is initially included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities or currencies sold, but not yet purchased, may require purchasing the securities or currencies at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. Short sale transactions result in off balance sheet risk because the ultimate obligation may exceed the related amounts shown in the Statement of Assets and Liabilities. The Fund will incur losses if the price of the security increases

WEISS ALTERNATIVE BALANCED RISK FUND

Notes to the Financial Statements – Continued
October 31, 2017

between the date of the short sale and the date on which the Fund purchases the securities to replace the borrowed securities. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain.

The Fund is liable for any dividends payable on securities while those securities are sold short. Until the security is replaced, the Fund is required to pay to the lender any income earned, which is recorded as an expense by the Fund. The Fund’s policy is to segregate liquid assets in an amount equal to the fair value of securities sold short (not including proceeds received), which is reflected in the Schedule of Investments. These assets are required to be adjusted daily to reflect changes in the value of the securities or currencies sold short.

C.  Transactions with Brokers – The Fund’s receivables from brokers for proceeds on securities sold short and deposits at brokers for securities sold short are with one securities dealer. The Fund does not require the brokers to maintain collateral in support of the receivables from the brokers for proceeds on securities sold short. The Fund is required by the brokers to maintain collateral at the brokers or in a segregated account at the Fund’s custodian for securities sold short. The receivable from brokers on the Statement of Assets and Liabilities represents the collateral for securities sold short and derivative instruments. The Fund may maintain cash deposits at brokers beyond the receivables for short sales.

The Fund’s written options contracts’, equity swap contracts’ and forward currency exchange contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits beyond the short sale proceeds by the Fund would be presented as deposits at brokers on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities.

D.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 R. for further derivative disclosures, and Note 2 P. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

E.  Purchased Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund purchases put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When the Fund purchases an option contract, an amount equal to the premiums paid is included in the Statement of Assets

WEISS ALTERNATIVE BALANCED RISK FUND

Notes to the Financial Statements – Continued
October 31, 2017

and Liabilities as an investment, and is subsequently priced daily to reflect the value of the purchased option. Refer to Note 2 A. for a pricing description. Refer to Note 2 R. for further derivative disclosures, and Note 2 P. for further counterparty risk disclosure.

When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

F. Flex Options – FLEX Options are customized option contracts available through the CBOE that are guaranteed for settlement by The Options Clearing Corporation (“OCC” or the “Clearinghouse”). FLEX Options provide investors with the ability to customize exercise prices and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. The Fund bears the risk that the Clearinghouse will be unable or unwilling to perform its obligations under the FLEX Options contracts.

G.  Forward Currency Exchange Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into forward contracts for foreign currency hedging purposes, volatility management purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may enter into forward currency exchange contracts obligating the Fund to deliver and receive a currency at a specified future date. Forward contracts are valued daily, and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. Refer to Note 2 A. for a pricing description. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 P. for further counterparty risk disclosure.

The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 R. for further derivative disclosures.

H.  Future Contracts – The Fund may enter into futures contracts traded on domestic and international exchanges, including stock index and fixed income futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of futures contracts include adverse changes in the value of such instruments. Refer to Note 2 A. for a pricing description. Refer to Note 2 R. for further derivative disclosures, and Note 2 P. for further counterparty risk disclosure.

WEISS ALTERNATIVE BALANCED RISK FUND

Notes to the Financial Statements – Continued
October 31, 2017

I.  Equity Swap Contracts – The Fund is subject to equity price risk and interest rate risk in the normal course of pursuing its investment objectives. During the year ended October 31, 2017, the Fund entered into both long and short equity swap contracts. A long equity swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract generally at a rate equal to the Euro OverNight Index Average (“EONIA”) or the Sterling OverNight Index Average (“SONIA”) (plus an additional rate.  Please see the Schedule of Swaps for details on a contract by contract basis). A short equity swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security, and to pay to or receive from the counterparty interest on the notional value of the contract generally at a rate equal to EONIA or SONIA (plus an additional rate.  Please see the Schedule of Swaps for details on a contract by contract basis).

Fluctuations in the value of an open contract are recorded daily as net unrealized appreciation or depreciation. The Fund will realize gains or losses upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Refer to Note 2 A. for a pricing description. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Refer to Note 2 P. for further counterparty risk disclosure. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 R. for further derivative disclosures.

J.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

K.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities.

WEISS ALTERNATIVE BALANCED RISK FUND

Notes to the Financial Statements – Continued
October 31, 2017

L.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

M.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

N.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares (See note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.10% of average daily net assets of Investor Class shares (See note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

O.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

P.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk for forward currency exchange contracts to the Fund includes the amount of any net unrealized appreciation on the contract. The counterparty risk for equity swaps contracts to the Fund includes the risk of loss of the full amount of any net unrealized appreciation on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Written and purchased options and futures contracts sold on an exchange do not expose the Fund to counterparty risk; the exchange’s clearinghouse guarantees the options and futures against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

Q.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

R.  Derivatives – The Fund may utilize derivative instruments such as options, swaps, futures, forward contracts and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the

WEISS ALTERNATIVE BALANCED RISK FUND

Notes to the Financial Statements – Continued
October 31, 2017

underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended October 31, 2017, the Fund’s average derivative volume is described below:

	Monthly Average	Monthly Average
	Quantity	Notional Value
Purchased Option Contracts	520	$4,072,345
Written Option Contracts	222	2,760,383
Futures Contracts	21	2,735,663
Long Total Return Swap Contracts	13,143	178,954
Short Total Return Swap Contracts	12,900	146,056
Forward Currency Exchange Contracts	2	16,755

Statement of Assets and Liabilities

Fair values of derivative instruments as of October 31, 2017:

	Fair Value
	Assets	Liabilities
Purchased Option Contracts
Equity	$130,744	$—
Written Option Contracts
Equity	—	61,327
Swap Contracts
Equity	—	641
Futures Contracts(a)
Equity	353,052	—
Interest rate	—	133,729
Total Futures Contracts	353,052	133,729
Total fair value of derivative instruments	$483,796	$195,697

(a)
Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s schedule of open futures contracts. Only the current day variation margin for futures contracts is separately reported within the Fund’s Statement of Assets and Liabilities.

WEISS ALTERNATIVE BALANCED RISK FUND

Notes to the Financial Statements – Continued
October 31, 2017

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2017:

	Amount of Realized Gain (Loss) on Derivatives

					Forward
	Purchased	Written			Currency
	Option	Option	Swap	Futures	Exchange
Derivatives	Contracts*	Contracts	Contracts	Contracts	Contracts	Total
Equity Contracts	$(74,491)	$45,815	$3,086	$754	$—	$(24,836)
Interest Rate Contracts	—	—	—	68,699	—	68,699
Foreign Exchange Contracts	—	—	—	—	(201)	(201)
Total	$(74,491)	$45,815	$3,086	$69,453	$(201)	$43,662

	Change in Unrealized Appreciation (Depreciation) on Derivatives

					Forward
	Purchased	Written			Currency
	Option	Option	Swap	Futures	Exchange
Derivatives	Contracts**	Contracts	Contracts	Contracts	Contracts	Total
Equity Contracts	$(91,129)	$11,883	$2,201	$353,052	$—	$276,007
Interest Rate Contracts	—	—	—	(133,729)	—	(133,729)
Foreign Exchange Contracts	—	—	—	—	(35)	(35)
Total	$(91,129)	$11,883	$2,201	$219,323	$(35)	$142,243

*	The amounts disclosed are included in the realized gain (loss) on investments.
**	The amounts disclosed are included in the change in unrealized appreciation (depreciation) on investments.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.50% of the Fund’s average daily net assets. Prior to July 24, 2017, the annual adviser fee was 1.60% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed in an Operating Expense Limitation Agreement to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding distribution fees – Class A and Investor Class (see note 5), shareholder servicing fees – Class A, Class I and Investor Class (see note 5), any acquired fund fees and expenses, front-end or contingent deferred loads, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation, and distribution fees) do not exceed 1.50% of the Fund’s average daily net assets. Prior to July 24, 2017, the expense cap was 1.98% of the Fund’s average daily net assets. As of October 31, 2017, Class A shares and Class I shares are not available. Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within the 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were

WEISS ALTERNATIVE BALANCED RISK FUND

Notes to the Financial Statements – Continued
October 31, 2017

waived or reimbursed. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within one year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Trust’s Board of Trustees and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
10/31/2019	$443,038
10/31/2020	677,698

USBFS acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended October 31, 2017, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended October 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

WEISS ALTERNATIVE BALANCED RISK FUND

Notes to the Financial Statements – Continued
October 31, 2017

As of October 31, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax Cost of Investments*	$34,048,346
Unrealized appreciation	815,305
Unrealized depreciation	(743,419)
Net unrealized appreciation (depreciation)	$71,886
Undistributed ordinary income	818,576
Undistributed long-term gain	194,820
Distributable earnings	$1,013,396
Other accumulated gain/(loss)	(416,639)
Total accumulated gain/(loss)	$668,643

*	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes due to partnership adjustments, wash sales, straddles and constructive sales.

As of October 31, 2017, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. For the taxable year ended October 31, 2017, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. The permanent differences were due to net operating losses, distribution, partnership, swap, passive foreign investment company, dividend and 988 currency reclassifications. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended October 31, 2017 the following table shows the reclassifications made:

Accumulated Net Realized Gain on
Investments, Securities Sold Short,
Written Option Contracts Expired or Closed,
Accumulated	Swap Contracts, Futures Contracts,
Undistributed Net	Forward Currency Exchange Contracts
Investment Income	and Foreign Currency Translation	Paid-in Capital
$115,375	$(115,375)	$ —

The tax character of distributions paid during the year ended October 31, 2017 were as follows:

Ordinary Income*	Long-Term Capital Gain	Total
$218,632	$2,190	$220,822

There were no distributions made by the Fund during the period ended October 31, 2016.

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

WEISS ALTERNATIVE BALANCED RISK FUND

Notes to the Financial Statements – Continued
October 31, 2017

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for Class A and the Investor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of Class A and the Investor Class. Amounts paid under the Plan are paid to the Distributor to compensate it for costs of the services it provides to Class A and Investor Class shares of the Fund and the expenses it bears in the distribution of the Fund’s Class A and Investor Class shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s Advisor class shares to prospective investors; and preparation, printing, payments to intermediaries and distribution of sales literature and advertising materials.

Under the Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Advisor, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.  As of October 31, 2017, Class A shares are not available.  For the year ended October 31, 2017, the Investor Class incurred expenses of $4,349 pursuant to the Plan.

In addition, pursuant to a Shareholder Service Plan (the “Shareholder Servicing Plan”) adopted by the Trust on behalf of the Fund, the Advisor is authorized to engage financial institutions, securities dealers and other industry professionals (“Shareholder Servicing Agent”) to provide personal shareholder services relating to the servicing and maintenance of shareholder accounts not otherwise provided to the Fund. Payments made pursuant to the Shareholder Servicing Plan shall not exceed 0.10% of the average daily net asset value of Class A, Class I and the Investor Class of the Fund’s shares. For the year ended October 31, 2017, the Fund did not incur any shareholder servicing fees.  During the year ended October 31, 2017, there were no shareholder servicing fees charged to the Investor Class as no such fees were applicable.

Payments made under the Shareholder Servicing Plan shall be used to compensate Shareholder Servicing Agents for providing general shareholder liaison services, including, but not limited to: (i) answering inquiries from shareholders regarding account status and history, the manner in which purchases and redemptions of the Fund shares may be effected, and other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) arranging for wiring of funds and transmitting and receiving funds in connection with orders to purchase or redeem Fund shares; (iv) verifying and guaranteeing shareholder signatures in connection with orders to purchase or redeem Fund shares; (v) providing such other similar services related to the maintenance of shareholder accounts; and (vi) providing necessary personnel and facilities to conduct the activities described above.

Distributions and shareholder servicing fees are not subject to the Operating Expense Limitation Agreement to reduce management fees and/or absorb Fund expenses by the Adviser.  Distribution and shareholder servicing fees will increase the expenses beyond the Operating Expense Limitation Agreement rate of 1.50% for Class A and Investor Class.

WEISS ALTERNATIVE BALANCED RISK FUND

Notes to the Financial Statements – Continued
October 31, 2017

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended October 31, 2017, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	84,611,562	57,775,542

7.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Morgan Stanley is the prime broker for exchange traded derivatives and the couterparty for swaps.

		Gross	Net Amounts	Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross	Amounts	Presented
	Amounts of	Offset in the	in the
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged*	Amount
Assets:
Description
Swap Contracts	$13,185	$13,185	$—	$—	$—	$—
Futures Contracts(a)	354,265	134,942	219,323	—	—	219,323
	$367,450	$148,127	$219,323	$—	$—	$219,323
Liabilities:
Description
Written Option Contracts	$61,327	$—	$61,327	$61,327	$—	$—
Swap Contracts	13,826	13,185	641	—	641	—
Futures Contracts(a)	134,942	134,942	—	—	—	—
	$210,095	$148,127	$61,968	$61,327	$641	$—

*	In some instances, the actual collateral pledged/received may be more than amount shown.
(a)
Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s schedule of open futures contracts. Only the current day variation margin for futures contracts is separately reported within the Fund’s Statement of Assets and Liabilities.

WEISS ALTERNATIVE BALANCED RISK FUND

Notes to the Financial Statements – Continued
October 31, 2017

8.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2017, affiliates of the Adviser owned 69.8% of the outstanding shares of the Fund and National Financial Services, for the benefit of its customers, owned 29.2% of the outstanding shares of the Fund.

9.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. As of December 22, 2017, Alia M. Vasquez will no longer serve as Secretary to the Trust and will be replaced by Rachel A. Spearo.

On December 20, 2017 Class K and the Investor Class declared a short-term capital gain distribution of $0.15026 and a long-term capital gain distribution of $0.03577 per share were declared, payable on December 20, 2017, to shareholders of record on December 19, 2017.

WEISS ALTERNATIVE BALANCED RISK FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Weiss Alternative Balanced Risk Fund and
Board of Trustees of Series Portfolios Trust

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, options written, swap contracts, and open futures contracts, of Weiss Alternative Balanced Risk Fund (the “Fund”), a series of Series Portfolios Trust, as of October 31, 2017, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weiss Alternative Balanced Risk Fund as of October 31, 2017, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 29, 2017

WEISS ALTERNATIVE BALANCED RISK FUND

Board Consideration of Investment Advisory Agreement (Unaudited)
October 31, 2017

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine annually whether to approve the continuation of the Trust’s investment advisory agreements.

At an in-person meeting held on October 26, 2017 (the “Meeting”), the Board, including the Independent Trustees, considered and approved the continuance of the advisory agreement (the “Advisory Agreement”) with Weiss Multi-Strategy Advisors, LLC (“Weiss”) for the Weiss Alternative Balanced Risk Fund (the “Fund”) for an additional one-year term.  At the Meeting, the Board considered the factors and reached the conclusions described below in reviewing and approving Weiss to continue serving as the Fund’s investment adviser for another year.

In connection with the annual review process and in advance of the Meeting, Weiss provided information to the Board in response to requests submitted to it by U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by Weiss included materials describing, among other matters: (i) the nature, extent, and quality of the services provided by Weiss, including Weiss’ personnel and portfolio managers; (ii) the historical investment performance of the Fund; (iii)  the Fund’s overall fees and operating expenses and the management fees payable by the Fund to Weiss compared with those of a peer group of mutual funds; (iv) Weiss’ profitability and economies of scale; and (v) other “fall-out” benefits Weiss and/or its affiliates may receive based on their relationships with the Fund.  In addition to the Meeting, the Board met periodically over the course of the year. At these meetings, representatives of Weiss furnished quarterly reports and other information to the Board regarding the performance of the Fund, the services provided to the Fund by Weiss, and compliance and operations matters related to the Trust, the Fund and Weiss.

In considering and approving the Advisory Agreement for another year, the Board considered the information they believed relevant, including but not limited to the information discussed below. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.  The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from management.  The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Fund by Weiss under the Advisory Agreement.  This information included, among other things, the qualifications, background, tenure and responsibilities of each of the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Fund.  It also included information about Weiss’ investment process and portfolio strategy for the Fund, the approach to security selection and the overall positioning of the Fund’s portfolio. In particular, the Board considered that Weiss had been managing the Fund’s portfolio since its inception.

The Board evaluated the ability of Weiss, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.  The Board further considered Weiss’ compliance program and its compliance record since the inception of the Fund, noting no material deficiencies. The Board noted that Weiss had hired a new Chief Compliance Officer (“CCO”) as of March 15, 2017, which had been previously discussed by the Board, noting

WEISS ALTERNATIVE BALANCED RISK FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
October 31, 2017

that the transition to a new CCO had revealed no material compliance issues and resulted in no material changes to Weiss’ written compliance policies and procedures.

Based on the above factors, as well as those discussed below, the Board concluded, within the context of its full deliberations, that Weiss was capable of continuing to provide services of the nature, extent and quality contemplated by the terms of the Advisory Agreement.

Investment Performance

The Board considered the Fund’s investment performance information as of August 31, 2017, noting that the Fund’s Class K Shares had outperformed its benchmark, the Bloomberg Barclays US Aggregate Total Return Bond Index for the year-to-date, one-year and since inception periods. Additionally, the Board noted that the Fund’s Class K Shares had outperformed the Morningstar, Inc. (“Morningstar”) peer group average for the year-to-date period, but had underperformed the Morningstar peer group average for the one-year period. The Board noted that it would continue to review the Fund’s performance on an on-going basis and in connection with future reviews of the Advisory Agreement.

Fund Expenses and Investment Management Fee Rate

The Board received and considered information regarding the Fund’s net operating expense ratios and their various components, including contractual and/or estimated management fees, administrative fees, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board recognized that Weiss had entered into an expense limitation agreement (the “Expense Limitation Agreement”) that had been amended on July 24, 2017 to limit the total annual fund operating expenses of each class of the Fund (excluding Rule 12b-1 fees, shareholder servicing fees, redemption fees, swap fees and expenses, dividends and interest on short positions, taxes, leverage interest, brokerage fees (including commissions, mark-ups and mark-downs), annual account fees for margin accounts, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.50% of the average daily net assets.  The Board considered the net operating expense ratios in comparison to the mean and median ratios of funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar based on screening criteria applied by USBFS in consultation with Weiss.  The Board received a description of the methodology and screening criteria used by USBFS to select the mutual funds and share classes in the Expense Group.  The Board noted that the Fund’s net expense ratio for both Class K and Investor Class Shares was lower than the average and median ratios of the Fund’s Expense Group.  The Board acknowledged that Weiss absorbs all expenses incurred by the Fund above its management fee, excepting any expenses not covered under the Expense Limitation Agreement. The Board understood that the Fund was not likely to operate with total Fund expenses near or below this limit for the immediate future.

Based on its consideration of the factors and information it deemed relevant, including the distinguishing features of the Fund as described above, the Board concluded that the expense structure of the Fund supported the continuation of the Advisory Agreement.

The Board reviewed and considered the contractual investment management fee rate payable by the Fund to Weiss for investment management services (the “Management Fee Rate”).  Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in the Expense Group.  The Board noted that the Management Fee Rate was higher than the Expense Group average and median.

WEISS ALTERNATIVE BALANCED RISK FUND

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
October 31, 2017

The Board received and evaluated information about the nature and extent of responsibilities and duties assumed by Weiss.  The Board also requested information about the nature and extent of services offered and fee rates charged by Weiss to other types of clients and was advised that the fees charged to the Fund were in line with those charged to Weiss’ clients investing in the Weiss Alpha Balanced Risk Fund LLC.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Management Fee Rate was reasonable in light of the services expected to be covered, and those currently being covered, by the Advisory Agreement.

Profitability and Economies of Scale

The Board requested and received a report on Weiss’ revenue and expenses resulting from services provided to the Fund pursuant to the Advisory Agreement for the twelve months ended July 31, 2017. The Board recognized that Weiss was not currently experiencing any net profits from its management of the Fund. The Board also recognized that the Fund recently commenced operations and that Weiss expected to be profitable over time as the Fund continued to increase its assets under management. The Board noted that it would have an opportunity to consider Weiss’ profitability in the context of future contract renewals.

With respect to economies of scale, the Board considered that the Fund had recently commenced operations and that the Fund had experienced significant growth since it commenced operations. The Board understood that the Expense Limitation Agreement was limiting costs to shareholders and provided a means of sharing potential economies of scale with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals as Weiss continued to expand its operations and the Fund continued to accrue assets.

Other Fall-Out Benefits to Weiss

The Board received and considered information regarding “fall-out” or ancillary benefits to Weiss as a result of its relationship with the Fund.  Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions; in this regard, Weiss confirmed it had benefited firm-wide from soft dollar benefits over the past twelve months.  Ancillary benefits could also include benefits potentially derived from an increase in Weiss’ business as a result of its relationship with the Fund (such as the ability to market to shareholders other potential financial products and services offered by Weiss, or to operate other products and services that follow investment strategies similar to those of the Fund). To that end, Weiss reported to the Board that it was continuing to market the Fund to outside investors and was receiving complimentary attention as a result of the Fund’s performance history.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Weiss were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the Advisory Agreement for an additional one-year term.

WEISS ALTERNATIVE BALANCED RISK FUND

Additional Information (Unaudited)
October 31, 2017

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite	Retired. Counsel, Kohlberg	1	None
(born 1961)		Term;	Kravis Roberts & Co. L.P.
		Since	(2013 – 2015); Counsel,
		September	Dechert LLP (2011 – 2013).
2015.

Debra McGinty-Poteet	Trustee	Indefinite	Retired.	1	Independent
(born 1956)		Term;			Trustee, First
		Since			Western Funds
		September			Trust (Since
		2015.			May 2015);
Inside Trustee,
Brandes
Investment
Trust, Chair and
President
(2000 – 2012);
Director, Inside
Trustee,
Brandes Funds
LTD
(2002 – 2012).

Daniel B. Willey	Trustee	Indefinite	Retired. Chief Compliance	1	None
(born 1955)		Term;	Officer, United Nations Joint
		Since	Staff Pension Fund
		September	(2009 – 2017).
2015.

Interested Trustee

Dana L. Armour(3)	Chair,	Indefinite	Executive Vice President,	1	None
(born 1968)	Trustee	Term;	U.S. Bancorp Fund Services,
		Since	LLC (since 2013); Senior
		September	Vice President (2010 – 2013).
2015.

WEISS ALTERNATIVE BALANCED RISK FUND

Additional Information (Unaudited) – Continued
October 31, 2017

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Officers of the Trust

John J. Hedrick	President	Indefinite	Vice President, U.S.	Not	Not
(born 1977)	and Principal	Term;	Bancorp Fund Services,	Applicable	Applicable
	Executive	Since	LLC (since 2011).
	Officer	September
2015.

David A. Cox	Treasurer	Indefinite	Assistant Vice President,	Not	Not
(born 1982)	and	Term;	U.S. Bancorp Fund	Applicable	Applicable
	Principal	Since	Services, LLC (since 2011).
	Financial	January
	Officer	2016.

Jennifer E. Kienbaum	Chief	Indefinite	Vice President, U.S.	Not	Not
(born 1979)	Compliance	Term;	Bancorp Fund Services,	Applicable	Applicable
	Officer and	Since	LLC (since 2016); CCO,
	Anti-Money	January	Catholic Financial Services
	Laundering	2017.	Corp (2007 – 2012).
Officer

Alia M. Vasquez(4)	Secretary	Indefinite	Vice President, U.S.	Not	Not
(born 1980)		Term;	Bancorp Fund Services,	Applicable	Applicable
		Since	LLC, (since 2015),
		September	Assistant Vice
		2015.	President (2010 – 2015).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined by the 1940 Act (“Independent Trustees”).
(2)
As of October 31, 2017, the Trust was comprised of 10 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Ms. Armour, as a result of her employment with U.S. Bancorp Fund Services, LLC, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

(4)	Refer to Note 9 within the Financial Statements.

WEISS ALTERNATIVE BALANCED RISK FUND

Additional Information (Unaudited) – Continued
October 31, 2017

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-866-530-2690.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-530-2690. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-866-530-2690, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended October 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 10.54%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2017 was 9.87%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 99.01%.

WEISS ALTERNATIVE BALANCED RISK FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

• Information we receive about you on applications or other forms;
• Information you give us orally; and/or
• Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Weiss Multi-Strategy Advisers LLC
320 Park Avenue, 20th Floor
New York, NY 10022

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Goodwin Procter LLP
901 New York Avenue
NW Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-866-530-2690.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  The registrant’s inception date was December 1, 2015, and as such, there is only one fiscal year to present.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal year ended October 31, 2017, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2017
Audit Fees	$27,500	$28,000
Audit-Related Fees	$0	$0
Tax Fees	$5,000	$5,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 10/31/2017
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2017
Registrant	$0
Registrant’s Investment Adviser	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)      /s/ John Hedrick
John Hedrick, President

Date    01/04/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ John Hedrick
John Hedrick, President

Date    01/04/18

By (Signature and Title)      /s/ David Cox
David Cox, Treasurer

Date    01/04/18